FIRST AMENDMENT OF LEASE

           AGREEMENT made as of the 30th day of September, 1999 by and between RECKSON OPERATING PARTNERSHIP, L.P., a Delaware limited partnership having an office at 225 Broadhollow Road, CS 5341, Melville, New York l1747 (hereinafter called "Landlord"); VYTRA HEALTH PLANS LONG ISLAND, INC., a corporation having an office at 395 North Service Road, Melville, New York 11747, formerly known as Choice Care Long Island, Inc. (hereinafter called "Tenant" or "Assignor"); and AMERICAN HOME MORTGAGE CORP., a corporation having an office at 12 East 49th Street, New York, New York 10017 (hereinafter called "Assignee").

                                    RECITALS

           WHEREAS, Landlord and Tenant entered into a lease agreement dated October 20, 1995 as clarified by letter agreement between Landlord and Tenant dated October 20, 1995 (the lease agreement and letter agreement collectively referred to as the "Lease") for the lease of 43,200 square feet in the building located at 520 Broadhollow Road, Melville, New York (the "Building"); and

           WHEREAS, Tenant intends to assign to Assignee, effective from and after October 1, 1999 (the "Effective Date"), all of Tenant's right, title and interest as tenant in to and under the Lease pursuant to that certain Assignment and Assumption of Lease Agreement between Assignor and Assignee dated September 30, 1999 ("Assignment"); and

           WHEREAS, Assignee shall assume all of Tenant's right, title and interest as tenant in to and under the Lease from and after the Effective Date pursuant to the Assignment; and

           WHEREAS, Landlord shall grant its consent to the assignment of the Lease, as modified by this First Amendment of Lease, subject to and in
accordance   with  that   certain   consent  to
assignment letter executed simultaneously herewith by and among Landlord, Assignor and Assignee.

           NOW,  THEREFORE,  in consideration  of the mutual promises  contained
herein  and  for  other  good  and  valuable  consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   Definitions

           1.1 The recitals are specifically incorporated into the body of this Agreement and shall be binding upon the parties hereto.

           1.2 Unless expressly set forth to the contrary and except as modified by this Agreement, all defined terms shall have the meanings ascribed to them in the Lease.

                                   ARTICLE II

                               Lease Modifications

           2.1 As of the Effective Date, the Lease is hereby modified and amended as follows:

           2.1.1 Tenant's Initial Construction. Article 5 of the Lease is hereby deleted in its entirety.

           2.1.2 Services. The third and fourth sentences of Article 6(B) of the Lease are hereby deleted and the following is inserted in their place:

                 "Landlord has converted the Demised Premises to gas heat and, prior to the Effective Date, shall install, at Landlord's expense, a separate gas meter to measure the consumption of gas in the Demised Premises. Tenant shall make arrangements to secure gas directly from the utility servicing the Building and shall pay all charges for such gas directly to such utility in a timely manner."

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           2.1.3 Signs.  (a) The third through  seventh  sentences of Article 18 are deleted and the following is inserted in their place: "Notwithstanding the foregoing, to the extent permitted by applicable laws and regulations, Landlord, at Landlord's sole expense, shall provide Tenant with one (1) monument sign on the side of the Building which faces Route 110. The dimensions and design of such sign have been approved by Landlord in the form annexed hereto as Exhibit 1, subject to applicable laws and regulations. Landlord may grant other tenants the right to monument signage provided that such signage does not obstruct view of Tenant's monument signage. Landlord shall not permit any other monument signage to be affixed to Tenant's proposed monument signage. Provided that Tenant physically occupies the entire Demised Premises, Landlord agrees that it shall not grant monument signage to any other tenant in the Building that is larger than Tenant's proposed monument sign. If the number of such monument signs is limited by applicable laws and regulations, Tenant shall be entitled to the first monument sign excluding any Building monument sign used by Landlord. In connection with the monument sign to be provided to Tenant, in the event it becomes necessary to obtain a variance to erect and maintain the monument sign, Tenant shall be responsible for and shall pay for such variance application and proceeding but Landlord agrees to cooperate with Tenant's variance application provided Tenant shall afford Landlord a reasonable period to review and approve Tenant's variance application and other submissions relating thereto (which approval shall not be unreasonably withheld or delayed).

           2.1.4 Right to Sublet or Assign. The last sentence of Article 20(C) of the Lease is hereby deleted and the following is inserted in its place:
"Notwithstanding the foregoing, the public offering of shares of stock of Assignee shall not be deemed to be an assignment of this lease which requires Landlord's consent."

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           2.1.5 Notices. In Article 34 of the Lease, six (6) lines from the top of the provision, delete the following: "regular,".

           2.1.6 Renewal Option. Article 44 of the Lease is hereby deleted in its entirety and the following is inserted in its place:

                 "Tenant shall have the right, to be exercised as hereinafter provided, to extend the term of this lease for one period of five (5) years (hereinafter referred to as the "Renewal Term") upon the following terms and conditions:

           (A) That at the time of the exercise of such right and at the commencement of the Renewal Term, Tenant shall not be in default in the performance of any of the terms, covenants or conditions, which Tenant is required to perform under this lease beyond any applicable notice and cure period provided herein for the cure hereof.

           (B) That Tenant shall notify Landlord in writing of Tenant's election to exercise its option with respect to the Renewal Term at least one (1) year prior to the expiration of the term of this lease.

           (C) That the Renewal Term shall be upon the same terms, covenants and conditions as in this lease provided, except that (a) there shall be no further option to extend this lease beyond the Renewal Term referred to above; (b) the Premises shall be delivered at the beginning of the Renewal Term in its then "as is" condition; and (c) the Rent to be paid by Tenant during the Renewal Term shall be as follows:

           During the first year of the Renewal Term, the Rent shall be ninety (90%) percent of the then fair market annual minimum rent being received by Landlord for comparable size space in the Building, but in no event less than the Rent payable under this lease for the Lease Year

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immediately preceding the Renewal Term. The Rent applicable to the first year of the Renewal Term shall be payable in equal monthly installments.

           During each of the second through fifth years of the Renewal Term, the Rent shall be increased by three (3%) percent per year over the Rent payable for the prior year. Said sums shall be payable in equal monthly installments.

           "Fair market annual minimum rent" shall mean the rate Landlord generally receives or that is received for comparable space in the Building. In determining fair market annual minimum rent, no adjustment shall be made in consideration of and Tenant shall not be entitled to a credit for Tenant improvements, brokerage commissions, rent concessions and other concessions which Landlord may from time to time offer to other tenants. Landlord shall determine the fair market annual minimum rent on the basis of the foregoing criteria. In the event Tenant disputes Landlord's determination of fair market annual minimum rent, Tenant, by written demand, may commence arbitration strictly in accordance with the terms and conditions of this Subparagraph. The sole issue to be determined by such arbitration shall be the fair market annual minimum rent to be charged in accordance with this Subparagraph. Such written demand shall contain the name and address of the arbitrator appointed by Tenant. Within ten (10) days after its receipt of the written demand, Landlord will give Tenant written notice of the name and address of its arbitrator. Within ten (10) days after the date of the appointment of the second arbitrator, the two (2) arbitrators will meet. If the two (2) arbitrators are unable to agree on the fair market annual minimum rent as provided herein within ten (10) days after their first meeting, they will select a third arbitrator. The third arbitrator will be designated as chairman and will immediately give Landlord and Tenant written notice of its appointment. The three (3) arbitrators will meet within ten (10) days after the appointment of the third arbitrator. If they are unable to

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agree on the fair market  annual  minimum  rent within ten (10) days after their first meeting, the third arbitrator will select a time, date and place for a hearing and will give Landlord and Tenant thirty (30) days prior written notice of it. The date for the hearing will not be more than sixty (60) days after the date of appointment of the third arbitrator. The arbitrators must be licensed real estate appraisers with at least five (5) years experience in the Nassau/Suffolk real estate market. No arbitrator may be an active real estate broker. The arbitration will be governed by the laws of the State of New York and, when not in conflict with such law, by the general procedures in the commercial arbitration rules of the American Arbitration Association. The arbitrators will not have the power to add to, modify, detract from or alter in any way the provisions of this lease or any amendments or supplements to this lease. The arbitrators will not have any power to decide or consider anything other than the specific issue of the fair market annual minimum rent in accordance with the terms of this lease. The written decision of at least two
(2) arbitrators will be conclusive and binding upon Landlord and Tenant. No arbitrator is authorized to make an award for damages of any kind, including,
without  limitation,  an  award  for  punitive,   exemplary,   consequential  or
incidental damages. Landlord and Tenant will each pay for the services of its appointees, attorneys and witnesses plus one-half of the fees of the third arbitrator and of all other proper costs relating to the arbitration. The decision of the arbitrators will be final and non-appealable and may be enforced according to the laws of the State of New York. Notwithstanding anything to the contrary contained herein, in the event Tenant disputes Landlord's determination of the fair market annual minimum rent, Tenant shall nevertheless continue to pay Rent at the same rate then being paid under this lease. In the event the Rent as determined hereunder is at variance with the Rent being paid by Tenant, Tenant shall either pay the difference in a lump sum or receive a credit as the case may be.

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

           This Renewal Option is personal to American Home Mortgage Corp., Inc. and is non-transferable by operation of law or otherwise, except to an assignee of Tenant approved by Landlord pursuant to this lease or other transferee permitted pursuant to this lease."

           2.1.7 Right of First Offer. Article 45 of the Lease is hereby deleted in its entirety and the following is inserted in its place:

                 "(a) Whenever space in the Building that becomes available during the term of this Lease (the "Offer Space"), and so long as Tenant is not in default under this Lease beyond applicable notice and cure periods provided herein for the cure thereof, Landlord shall notify Tenant ("Landlord's Notice") of the market rent and market rental increases ("Market Rent") upon which it would be willing to lease the Offer Space. This right of first offer shall not apply during the last year of the initial term of this Lease or during the last year of any Renewal Term unless Tenant shall have previously exercised the next available renewal option. If, within thirty (30) days after receipt of Landlord's Notice, Tenant notifies Landlord in writing ("Tenant's Notice") of its intention to exercise Tenant's right to lease the entire Offer Space upon the terms contained in Landlord's Notice (which Tenant's Notice shall be effective only if sent by Tenant to Landlord, via certified mail, return receipt requested, to the attention of Landlord's Chief Financial Officer, at Landlord's address set forth in this Lease), Landlord and Tenant shall execute a lease or lease modification agreement (the "Offer Agreement"), at Landlord's option, for the Offer Space within twenty (20) days after Landlord's receipt of Tenant's Notice. Such Offer Agreement shall be upon all the same terms as this Lease, except (i) for the Market Rent terms, (ii) for other matters dependent upon the size of the Offer Space, such as Tenant's Proportionate Share, (iii) that Tenant is accepting the Offer Space in its "as is" condition and Landlord shall not be required to perform any work in or to the Offer Space in order to prepare

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

such space for Tenant's occupancy (except as otherwise set forth in Landlord's Notice), (iv) the number of parking spaces and directory listings shall be increased proportionately to reflect the addition of the Offer Space, and (v) for such other terms and conditions as may be mutually agreed to by Landlord and Tenant. The term of the Offer Agreement shall end on the Expiration Date. If Tenant does not deliver such Tenant's Notice within such thirty (30) day period, or if Tenant fails to enter into the Offer Agreement for the Offer Space within such twenty (20) day period, then this Right of First Offer will lapse (only with respect to the particular Offer Space that is the subject of that particular Landlord's Notice) and be of no further force and effect and Landlord shall have the right to lease the particular Offer Space that was the subject of Landlord's Notice to a third party on the same or any other terms and conditions whether or not such terms and conditions are more or less favorable than those offered to Tenant. Time shall be of the essence with respect to all of Tenant's obligations under this Article.

                  (b) This right of first offer is personal to American Home Mortgage Corp., Inc. is non-transferable by operation of law or otherwise except to an assignee of Tenant approved by Landlord pursuant to this lease or other transferee permitted pursuant to this lease, and is subject to then existing rights, if any, granted to other tenants at the Building."

           2.1.8  Building  Improvements.  Article  46 of the  Lease  is  hereby
deleted  in  its  entirety   and  the   following  is  inserted  in  its  place:
"Intentionally Omitted."

           2.1.9 Schedule E. Schedule E of the Lease is hereby deleted in its entirety and the following is inserted in its place: "Intentionally Omitted."

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

                                   ARTICLE III

                                     Broker

           3.1 Tenant and Assignee represent that this First Amendment of Lease was brought about by BDL Affiliates, Inc. and Real Estate Strategies, Ltd. as brokers. Tenant agrees to pay the commissions due and payable to BDL Affiliates, Inc. and Real Estate Strategies, Ltd. pursuant to one or more separate agreements. Tenant and Assignee agree that if any claim is made for commissions by any broker through or on account of any acts of Tenant or Assignee, Tenant and Assignee will each hold Landlord harmless from any and all liabilities and expenses in connection with the claims arising out of the acts of Tenant or Assignee, respectively, including Landlord's reasonable attorney's fees. Tenant, Assignee and Landlord understand that Real Estate Strategies, Ltd. shall waive any claim for commissions that Real Estate Strategies Ltd. may have in connection with a renewal of the Lease or the exercise of the right of first offer pursuant to the Lease. Tenant will hold Landlord and Assignee harmless from any and all liability and expenses in connection with any claim for commissions by Real Estate Strategies, Ltd. in connection with a renewal of the Lease or exercise of the right of first offer pursuant to the Lease through or on account of any acts of Tenant or Assignee, respectively, including Landlord's and Assignee's respective reasonable attorney's fees. Assignee agrees that if any claim is made for commissions by any broker other than BDL Affiliates, Inc. in connection with a renewal of the Lease or the exercise of the right of first offer pursuant to the Lease, through or on account of any acts of Assignee, Assignee will hold Landlord harmless from any and all liability and expenses in connection therewith, including Landlord's reasonable attorney's fees. Landlord shall pay a commission to BDL Affiliates, Inc. in the event that Assignee exercises a renewal of the Lease pursuant to and in accordance with the terms of a separate agreement.

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

                                   ARTICLE IV

                                  Ratification

           4.1 Tenant represents and warrants that the Lease is presently in full force and effect, that no event of default has occurred on the part of Landlord and that Tenant has no defense or right of offset in connection with Landlord's performance under the Lease to this date.

           4.2 The parties hereby ratify and confirm all of the terms, covenants and conditions of the Lease except to the extent that those terms, covenants and conditions are amended, modified or varied by this Agreement. If there is a conflict between the provisions of the Lease and the provisions of this Agreement, the provisions of this Agreement shall control.

           IN WITNESS WHEREOF, the parties have executed this First Amendment of Lease as of the day and year first above written.

                                          RECKSON OPERATING PARTNERSHIP, L.P.
                                          By:      RECKSON ASSOCIATES REALTY
                                                   CORP., its general partner


                                          By:
                                             -----------------------------------


                                          VYTRA HEALTH PLANS LONG ISLAND, INC.


                                          By: /s/ Philip Gandolfo
                                             -----------------------------------


                                          AMERICAN HOME MORTGAGE CORP.


                                          By: /s/ Michael Strauss
                                             -----------------------------------


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




                       ASSIGNMENT AND ASSUMPTION OF LEASE

           THIS AGREEMENT made the 30th day of September, 1999 between VYTRA HEALTH PLANS LONG ISLAND, INC., formerly known as ChoiceCare Long Island, Inc. (the "Assignor), having an office at 395 North Service Road, Melville, New York 11747, and American Home Mortgage Corp. (the "Assignee"), having an address at 12 East 49th Street, New York, New York 10017.

                              W I T N E S S E T H:

           WHEREAS, Assignor is a tenant of a portion of the building known as and by street number 520 Broadhollow Road, Melville, New York, located in the County of Suffolk, State of New York, containing according to the Lease (as hereinafter defined), approximately 43,200 square feet and which is depicted on Exhibit A-l of the Lease (the "Premises") pursuant to an Agreement of Lease made October 20, 1995, between ChoiceCare Long Island, Inc., as tenant, and Reckson Operating Partnership, L. P. (the "Landlord"), as landlord, a copy of which is annexed to this Agreement as Exhibit A, as shall be modified by that certain First Amendment of Lease, a copy of which is annexed to this Agreement as Exhibit B and which Assignor and Landlord intend to execute simultaneously with the Landlord's Consent to Assignment attached hereto as Exhibit C (the "Landlord's Consent") (said lease and First Amendment of Lease and the leasehold created thereby, being hereinafter referred to as the "Lease"); and

           WHEREAS, Assignee desires to assume all of Assignor's right, title and interest, as tenant, in, to and under the Lease, and Assignor desires to assign all of Assignor's right, title and interest, as tenant, in, to and under the Lease to Assignee on and subject to the terms and conditions hereinafter set forth.

           NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) by each party hereto to the other in hand paid, the receipt of which is hereby acknowledged, and or other good and valuable consideration, the parties hereto hereby covenant and agree as follows:

           1. Assignor assigns to Assignee, effective from and after October 1, 1999 (the "Effective Date"), all of Assignor's right, title and interest, as tenant, in, to and under the Lease.

           2. Assignee assumes all of Assignor's right, title and interest, as tenant, in, to and under the Lease from and after the Effective Date and will perform and observe all of the covenants and conditions therein contained on Assignor's part to be performed and observed, which shall accrue from and after the Effective Date provided, however, that it is expressly understood and agreed that Assignee does not assume any obligations or liabilities of Assignor incurred under the Lease, or arising out of actions or omissions occurring or accruing in connection with any portion of the Premises, prior to the Effective Date.

           3. (a) Assignor hereby agrees to save, defend, hold harmless and indemnify Assignee from and against any damages, claims, demands, suits by any person or persons, losses, costs and expenses, including court costs and reasonable attorneys' fees, judgments and settlements, arising out of, relating to or resulting from any of the following: (i) Assignor's breach of this Agreement, (ii) any obligations or liabilities under the Lease or acts or omissions on the part of Assignor or its employees or agents in connection with the Lease with respect to, or Assignor's use or occupancy of, the Premises, which obligation, liability, act or omission occurs or accrues prior to the Effective Date, and (iii) a failure by Assignor to make any payments to Landlord that are expressly required to be made under the Lease pursuant to the terms of the Lease in connection with the transaction contemplated by this Agreement, if any.

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

              (b) Assignee hereby agrees to save, defend, hold harmless and indemnify Assignor from and against any and all damages, claims, demands and suits by any person or persons, losses, costs and expenses, including court costs and reasonable attorneys' fees, judgments and settlements arising out of, relating to or resulting from any of the following: (i) Assignee's breach of this Agreement or the Lease from and after the Effective Date, and (ii) any obligations or liabilities under the Lease, or acts or omissions on the part of Assignee or its employees or agents in connection with the Lease with respect to, or Assignee's use or occupancy of, the Premises, which obligation, liability, act or omission occurs or accrues on or after the Effective Date.

           4. This Agreement is subject to receipt by Assignor and Assignee of fully executed originals of the following documents: (i) the Landlord's Consent to this Agreement, (ii) First Amendment of Lease, and (iii) estoppel certificate from Landlord to the effect set forth in Section 22(c) of the Lease. Assignor shall use commercially reasonable efforts to obtain the foregoing items (i),
(ii) and (iii). Assignor shall promptly submit this Agreement to the Landlord for its consent and shall promptly request the Landlord's estoppel certificate. "Commercially reasonable efforts", for the purposes of this section shall mean that Assignor shall comply with the requirements of Sections 20(A) (iv) and 20(B) of the Lease and promptly forward to Landlord a fully executed copy of this Agreement and make follow-up phone calls to Landlord, if necessary or as reasonably requested by Assignee. In the event that any of the aforementioned items are not received within forty-five (45) days from the date of this Agreement, or as further extended by mutual agreement, this Agreement, at Assignee's or Assignor's option, shall be deemed to be null and void and of no further force and effect. If this Agreement shall terminate as provided in this Paragraph 4, Assignor shall promptly return to Assignee all funds paid to

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

Assignor under this Agreement, and each party shall bear its own costs and fees incurred in connection with this Agreement and neither party shall have any further rights or obligations hereunder.

           5. The parties acknowledge that Assignor is not being released of any liability for the performance and observance of the covenants and conditions in the Lease contained on tenant's part to be performed and observed through January 31, 2003, the expiration date of the initial term of this Lease.
Assignor is being released of such liability by Landlord for any term thereafter. As between Assignor and Assignee, Assignee's said liability under this Lease shall be primary.

           6. Notwithstanding anything to the contrary herein, in consideration for Assignee assuming and agreeing to perform and observe all of the covenants and conditions in the Lease contained on tenant's part to be performed and observed on and after the Effective Date, Assignor hereby agrees to pay to Assignee monthly payments, as reimbursement for part of the annual minimum rent provided in the Lease in the amounts set forth in the column titled "Difference due AHMC monthly" on Exhibit D annexed hereto and made a part hereof. Assignor agrees to pay said monthly payments to Assignee within five (5) business days after receipt of evidence of payment of the respective monthly installment of annual minimum rent made by Assignee to the Landlord in accordance with the terms of the Lease. Assignor agrees that a copy of the check for the monthly installment of annual minimum rent along with a written statement stating that such check was sent to Landlord is sufficient evidence that such payment was made in accordance with the Lease.

           7. As between Assignor and Assignee, Assignee shall be required to pay the portion of Tenant's Tax Payment that is equal to the increase in Taxes above the 1999/2000 tax year.

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

Assignor shall remain fully liable to pay to Assignee all Taxes that are due under the Lease, except for the portion of the Taxes set forth in the immediately preceding sentence. Assignor shall pay to Assignee, Assignor's portion of the Taxes on a monthly basis with the rental payment set forth on Exhibit D.

           8. Assignee shall deliver to Assignor upon receiving the Landlord's consent to this Agreement, the sum of $133,200.00, as security for Assignee's performance of the terms of this Agreement and for the performance and observance by Assignee of the terms, provisions and conditions of the Lease (the "Security Deposit"). The Security Deposit shall be held in an interest bearing account with such interest accruing to the benefit of Assignee. It is agreed that in the event Assignee defaults in respect of any of the terms, provisions and conditions of this Agreement or the Lease, including, but not limited to, the payment of rent or additional rent, and such default continues after notice and the expiration of the applicable grace period, Assignor may use, apply or retain the whole or any part of security to the extent required for the payment of any rent or additional rent or any other sum as to which Assignee is in default or for any sum which Assignor may expend or may be required to expend by reason of Assignee's default in respect of any of the terms, covenants or conditions of this Agreement or the Lease. In the event that Assignee shall fully and faithfully comply with all the terms, provisions, covenants and conditions of this Agreement and the Lease, the security shall be returned to Assignee within 30 days after the earlier of (i) the date fixed as the end of the Lease or (ii) the release of Assignor from all of its obligations under the Lease.

           9. Assignor hereby warrants and represents to Assignee that, as of the date of execution of this Agreement:

              (a) A true and  complete  copy of the Lease is attached  hereto as
                  Exhibit A, and the Lease is valid and in full force and effect and there exists no other agreement affecting Assignor's tenancy under the Lease other than that certain letter agreement dated October 20, 1995, a copy of which is annexed to this Agreement as Exhibit E;

              (b) Rent  under  the  Lease  has  been  paid  as due  through  and including September, 1999;

              (c) The Lease has not been  altered,  amended or  modified  in any manner or respect, except by the First Amendment of Lease dated as of the date hereof;

              (d) The Commencement Date of the Lease is February 1, 1996 and the
                  Expiration Date of the Lease is January 31, 2003;

              (e) Neither  Landlord nor Assignor is in noticed default under the
                  Lease;

              (f) Assignor knows of no acts or omissions  which have occurred on the part of either which may give rise to an event of default thereunder other than Landlord's obligation to convert the Premises to gas heat as more particularly set forth in subparagraph (j) below and there are no pending disputes between Landlord and Assignor with respect to the Premises or the Lease which would adversely affect Assignee's use of the Premises after the Effective Date or adversely affect in any material manner any right or obligation Assignee may have after the Effective Date and Assignor will advise Assignee of any pending dispute;

              (g) Assignor  is the current  Tenant  under the Lease and has full authority to assign the Lease, subject only to obtaining the consent of the Landlord to this assignment of the Lease;

              (h) Assignor  has  not   received  any  written   notices  of  (i)
                  violations of any state or local building codes or other similar laws with respect to the Premises, or (ii) any notice from any governmental entity relating to requirements to conform the Premises or the Building to the A.D.A. (as defined in the Lease);

              (i) As of  the  date  of  this  Agreement,  the  Real  Estate  Tax escalation which Landlord is billing Assignor under the Lease is approximately $409.80 per month, as evidenced by a billing invoice dated December 15, 1998 for the 1998/99 tax year covering the period from December 1, 1998 through and including November 30, 1999, copies of which have been submitted to Assignee under separate cover;

              (j) As of the date of this  Agreement,  electric  current is being supplied to the Premises and metered directly by the utility company in accordance with the provisions of Section 6(B) of the Lease. As of the date of this Agreement, Landlord has completed the conversion to gas heat except for the installation and connection of the meter set;

              (k) There are no subleases, licenses, occupancy agreement or other agreements, other than the Lease and the aforementioned letter agreement dated October 25, 1995, relating to the Premises which have been executed by Assignor and which might bind Assignee;

              (l) Assignor has not executed any  subordination or nondisturbance agreement with respect to the Lease;

              (m) Assignor has not exercised  any options  pursuant to the Lease to renew or extend the term therefor to expand the size of the Premises; and

              (n) Assignor  has  not  made,   constructed   or   installed   any
                  alterations, additions or modifications to the Premises as to which Landlord has notified Assignor that Assignor must remove the same at the expiration or earlier termination of the Lease.

Assignor's representations and warranties contained in Subparagraphs 9(f), (h) and (n) are made to the best of Assignor's knowledge as of the date such warranties or representations are made. Assignor's "knowledge" shall be deemed to mean only the actual knowledge of Mr. Philip Gandolfo, Executive Vice President and Chief Financial Officer, and no other person or entity. All of Assignor's representations and warranties contained in this Paragraph 9 must be true in all material respects as of the Effective Date. This condition is an express condition to Assignee's obligations under this Agreement, except that same shall not be an express condition to Assignee's obligations under this Agreement by reason of any breach of representation or warranty which results from any change that occurs between the date hereof and the Effective Date which are not materially adverse to Assignee's (i) intended use of the Premises and
(ii) rights and obligations under the Lease after the Effective Date. To the extent Assignee has actual knowledge thereof, assignee shall notify Assignor of any other breach and Assignor shall have a reasonable period to cure same. Assignor shall notify Assignee of any breach in the foregoing representation promptly after discovering such breach.

           10. In consideration for Assignor's execution and delivery of this Agreement, Assignor covenants as follows:

               (a) Between the date of this  Agreement and the  Effective  Date,
                   Assignor shall maintain and repair the Premises in the condition required by the Lease and this Agreement;

               (b) Subject  to any rights of setoff  under the  Lease,  Assignor shall pay all Rent accruing for the period between the date of this Agreement and the Effective Date pursuant to the Lease. If an event occurs that gives Assignor the right to set off against Rent, Assignor shall promptly notify Assignee of such event. If the Effective Date shall occur on any day other than the first day of a month, Assignor and Assignee shall prorate between them any rent due for the month based on the actual number of days in such month;

               (c) Assignor shall deliver  actual  possession of the Premises to
                   Assignee on the Effective Date in the same condition as on the date of this Agreement, reasonable wear and tear excepted, but vacant of all of Assignee's personal property (except as otherwise provided herein), broom clean and free from any occupancies;

               (d) Assignor  shall not amend the Lease  (except as provided  for herein) or exercise any options pursuant to the Lease to renew or extend the term therefor to expand the size of the Premises;

               (e) Between the date of this  Agreement and the  Effective  Date,
                   Assignor shall comply in all material respects with the terms, conditions and covenants of the Lease; and

               (f) Assignor and Assignee  will execute and deliver to each other any further instruments and do such further acts as are necessary to effectuate this assignment, at Assignor's or Assignee's reasonable request.

           11. All notices hereunder shall be in writing and shall be given by personal delivery, registered or certified mail, or by a nationally recognized overnight courier service. Notices shall be effective upon delivery, in the case of personal delivery, or on the third business day after mailing, or one business day after being sent by overnight courier (marked for one day delivery).

Notices shall be sent to the following addresses:

TO ASSIGNEE:

           Prior to the Effective Date:

                      American Home Mortgage Corp.
                      12 East 49th Street-29th Floor
                      New York, New York 10017

           On or after the Effective Date:

                      American Home Mortgage Corp.
                      520 Broadhollow Road
                      Melville, New York 11747

           With a copy to:

                      Corbin Silverman & Sanseverino LLP
                      805 Third Avenue-11th Floor
                      New York, New York 10022
                      Attention: Kenneth W. Sold, Esq.

TO ASSIGNOR:

                      Vytra Health Plans Long Island, Inc.
                      395 North Service Road
                      Melville, New York 11747
                      Attention: Mr. Philip Gandolfo

           With a copy to:

                      Farrell Fritz, P.C.
                      EAB Plaza
                      Uniondale, New York 11556
                      Attention: Charles M. Strain, Esq.

Any party may change its address(es) for notice by notice to the other as provided in this paragraph.

           12. As additional consideration for Assignee assuming Assignor's obligations under the Lease, Assignor hereby grants to Assignee, free and clear of all liens and encumbrances, all of Assignor's right, title and interest in and to the furniture and other personal property listed on Exhibit F attached hereto and made a part hereof (the "Furniture"). The Furniture shall be delivered to Assignee in "as is" condition on the date of this Agreement (normal wear and tear excepted). Assignor represents and warrants to Assignee that the Furniture is free and clear of all liens and encumbrances, and that Assignor has the power and authority to transfer the Furniture to Assignee. All sales taxes that may be due as a result of the transfer of the Furniture shall be paid by Assignee and in the event such taxes are payable, Assignee shall deliver evidence of such payment within a reasonable amount of time after the consummation of the transactions contemplated by this Agreement.

           13. This Agreement may not be changed, modified, discharged or terminated orally or in any other manner than by an agreement in writing signed by the parties hereto or their respective successors and assigns.

           14. This Agreement shall be binding on and inure to the benefit of the parties and their successors and/or assigns.

           15. It is the express intention of the parties that this Agreement shall be interpreted as an assignment and assumption of the Lease, and not a sublease.

           16. Any capitalized terms not defined herein shall have the meanings ascribed to them in the Lease. On and after the Effective Date and subject to the terms and conditions of the Lease, the terms Assignor and Assignee shall be deemed to include the respective subsidiaries, affiliates, and successors by merger, acquisition or reorganization of the parties hereto.

           17. All representations, warranties and indemnities made by the parties in this Agreement shall survive the consummation of the transactions contemplated by this Agreement. Notwithstanding anything to the contrary herein, except for Assignor's representation that it has full authority to assign the Lease, which shall survive the consummation of the transactions contemplated by this Agreement without limitation, the representations and warranties of
Assignor made in this Agreement shall survive the consummation of the transactions contemplated by this Agreement for a period of one hundred eighty
(180) days from the Effective Date. No claim for a breach of any representation or warranty of Assignor shall be actually payable (a) if the breach in question results from or is based on a condition, state of facts or other matter which was actually known to Assignee and expressly waived by Assignee prior to the consummation of the transactions contemplated by this Agreement, and (b) unless written notice containing a description of the specific nature of such breach shall have been given by Assignee to Assignor prior to the expiration of said one hundred eighty (180) day period and an action shall have been commenced by Assignee against Assignor within two hundred seventy (270) days of the Effective Date.

           18. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

           19. Time is of the essence in the performance of Section 4 of this Agreement.

           20. This Agreement is intended by the parties to be the final expression of their agreement and is the complete and exclusive statement of the terms hereof notwithstanding any representations or statements to the contrary heretofore made and not contained in this Agreement. This Agreement supersedes all other agreements by and between the parties hereto and with respect to the subject matter hereof. In the event that any provision of this Agreement shall be held unenforceable by a court of competent and final jurisdiction, then this Agreement shall be modified in accordance as much as possible with the original intent of the parties to the extent necessary to render such provision enforceable.

           21. No waiver by either Assignor or Assignee of any term, condition, covenant or agreement, or the breach thereof, shall constitute a continuing waiver of such term, condition, covenant or agreement, or of any subsequent breach thereof.

           22. Assignor and Assignee each represents and warrants to the other that it has not dealt with any broker, finder or agent in connection with the negotiation of this Agreement other than BDL Affiliates, Inc. and Real Estate Strategies, Ltd. (hereinafter each are referred to individually as, "Broker" and collectively as, the "Brokers"). Assignor agrees to pay the commission due the Brokers in connection with this transaction pursuant to separate agreements with each Broker, which the parties acknowledge will not cover any term beyond January 31, 2003. Assignor and Assignee each agree to indemnify, defend and hold the other harmless from and against any claims to a fee or commission in connection with this Agreement made by any other broker, finder or agent claiming under or through the indemnifying party; provided, however, that the foregoing indemnity by Assignee shall not extend to claims by either or both Brokers and the foregoing indemnity by Assignor shall not extend to claims by either or both Brokers for any fee or commission in connection with any term of this Agreement and/or the Lease beyond January 31, 2003. The terms of this Paragraph 22 shall survive the termination of this Agreement.

           23. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute a single instrument. It shall not be necessary for both parties to execute the same counterparts of this Agreement for this Agreement to become effective.

           IN WITNESS WHEREOF, the parties hereto have duly executed or caused these presents to be executed the day and year first above written.

                                      ASSIGNOR:  VYTRA  HEALTH PLANS LONG
                                                 ISLAND, INC.


                                      By:   /s/ Philip Gandolfo
                                            ------------------------------------
                                            Name:  Philip Gandolfo
                                            Title: Executive Vice President/CFO


                                      ASSIGNEE:  AMERICAN HOME
                                                 MORTGAGE CORP.


                                      By:   /s/ Michael Strauss
                                            ------------------------------------
                                            Name:  Michael Strauss
                                            Title:  President

      STATE OF NEW YORK                     )
                                            )
      COUNTY OF                             )


           On       __________       before       me       personally       came
_____________________________, to me known, who, being by me duly sworn did depose and say that he resides at _________________________; that he is the _______________ of _______________________; the corporation described in and which executed the above instrument; and that he signed his name thereto as the _______________ of said corporation.



                                         ---------------------------------------
                                         Notary Public




      STATE OF NEW YORK                     )
                                            )
      COUNTY OF                             )


           On       __________       before       me       personally       came
_____________________________, to me known, who, being by me duly sworn did depose and say that he resides at _________________________; that he is the _______________ of _______________________; the corporation described in and which executed the above instrument; and that he signed his name thereto as the _______________ of said corporation.



                                         ---------------------------------------
                                         Notary Public

                                    EXHIBIT A


















                                                            520 Broadhollow Road


                               AGREEMENT OF LEASE


                                     BETWEEN


                      RECKSON OPERATING PARTNERSHIP, L. P.


                                       AND


                          CHOICECARE LONG ISLAND, INC.

                                TABLE OF CONTENTS

                                                                            Page

SPACE..........................................................................1
TERM...........................................................................1
RENT...........................................................................1
USE............................................................................2
TENANT'S INITIAL CONSTRUCTION..................................................3
SERVICES.......................................................................5
LANDLORD'S REPAIRS.............................................................6
WATER SUPPLY...................................................................6
PARKING FIELD..................................................................6
DIRECTORY......................................................................7
TAXES AND OTHER CHARGES........................................................7
TENANT' S REPAIRS..............................................................8
FIXTURES & INSTALLATIONS.......................................................9
ALTERATIONS....................................................................9
REQUIREMENTS OF LAW...........................................................12
END OF TERM...................................................................14
QUIET ENJOYMENT...............................................................15
SIGNS.........................................................................16
RULES AND REGULATIONS.........................................................16
RIGHT TO SUBLET OR ASSIGN.....................................................16
LANDLORD' S ACCESS TO PREMISES................................................18

SUBORDINATION.................................................................19
PROPERTY LOSS, DAMAGE REIMBURSEMENT...........................................21
TENANT'S INDEMNITY............................................................22
DESTRUCTION - FIRE OR OTHER CASUALTY..........................................22
INSURANCE.....................................................................24
EMINENT DOMAIN................................................................26
NONLIABILITY OF LANDLORD......................................................27
DEFAULT.......................................................................27
TERMINATION ON DEFAULT........................................................29
DAMAGES.......................................................................30
SUMS DUE LANDLORD.............................................................31
NO WAIVER.....................................................................31
WAIVER OF TRIAL BY JURY.......................................................32
NOTICES.......................................................................32
INABILITY TO PERFORM..........................................................33
INTERRUPTION OF SERVICE.......................................................34
CONDITIONS OF LANDLORD'S LIABILITY............................................34
TENANT'S TAKING POSSESSION....................................................34
ENTIRE AGREEMENT..............................................................35
DEFINITIONS...................................................................35
PARTNERSHIP TENANT............................................................36
SUCCESSORS, ASSIGNS, ETC......................................................36
BROKER........................................................................36

CAPTIONS......................................................................37
NOTICE OF ACCIDENTS...........................................................37
TENANT'S AUTHORITY TO ENTER LEASE.............................................37
RENEWAL OPTION................................................................37
RIGHT OF FIRST OFFER..........................................................39
BUILDING IMPROVEMENTS.........................................................41
REASONABLE CONSENT............................................................41
TENANT' S REMEDY..............................................................41
ROOF ANTENNA..................................................................42
SCHEDULE "A"....................................................................
SCHEDULE "B"....................................................................
SCHEDULE "C"....................................................................
SCHEDULE "D"....................................................................
SCHEDULE "E"....................................................................
EXHIBIT 1.......................................................................

        AGREEMENT OF LEASE, made as of this 20th day of October, 1995, between RECKSON OPERATING PARTNERSHIP, L.P., a limited partnership, having its principal office at 225 Broadhollow Road, Suite 212 W, CS 5341, Melville, New York 11747-0983 (hereinafter referred to as "Landlord"), and CHOICECARE LONG ISLAND, INC. a corporation, having its principal place of business at 395 North Service Road, Melville, New York 11747 (hereinafter referred to as "Tenant").

        WITNESSETH: Landlord and Tenant hereby covenant and agree as follows:


                                      SPACE


           1. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the space substantially as shown on the Rental Plan initialed by the parties and made part hereof as Exhibit "l" ("Demised Premises" or "Premises") in the building located at 520 Broadhollow Road, Melville, New York (hereinafter referred to as the "Building") which space the parties agree contains approximately 43,200 square feet in a Building containing approximately 83,176 square feet which constitutes 51.94 percent of the area of the Building ("Tenant's Proportionate Share").


                                      TERM


           2. The term ("Term" or "Demised Term" or "term") of this lease shall commence and, subject to Article 5(F) below, Tenant's obligation to pay Rent shall commence on the date (the "Term Commencement Date") that the Contractor (defined below) shall substantially complete Tenant's Initial Construction (defined below) in the Demised Premises. The Term of this lease shall expire on the date (the "Expiration Date") which is seven (7) years after the last day of the month in which the Term Commencement Date shall have occurred, unless the Term shall sooner terminate pursuant to any of the terms, covenants or conditions of this lease or pursuant to law.

              A "Lease Year" shall comprise a period of twelve (12) consecutive months. Notwithstanding the foregoing, the first Lease Year shall commence upon the Term Commencement Date and if the Term Commencement Date is not the first day of a month shall include the additional period from the Term Commencement Date to the end of the then current month. Each succeeding Lease Year shall end on the anniversary date of the last day of the preceding Lease Year. For example, if the Term Commencement Date is January 1, 1996, the first Lease Year would end on December 31, 1996 and each succeeding Lease Year would end on December 31st. If, however, the Term Commencement Date is January 2, 1996 the first Lease Year would end on January 31, 1997, the second Lease Year would commence on February 1, 1997 and each succeeding Lease Year would end on January 31st.


                                      RENT


           3. The annual minimum rental ("Rent" or "rent") is as follows:

During the first Lease Year, the Rent shall be $734,400.00, payable in monthly installments of $61,200.00.

During the second Lease Year, the Rent shall be $756,432.00, payable in monthly installments of $63,036.00.

During the third Lease Year, the Rent shall be $779,124.96, payable in monthly installments of $64,927.08.

During the fourth Lease Year, the Rent shall be $802,498.68, payable in monthly installments of $66,874.89.

During the fifth Lease Year, the Rent shall be $826,573.68, payable in monthly installments of $68,881.14.

During the sixth Lease Year, the Rent shall be $851,370.84, payable in monthly installments of $70,947.57.

During the seventh Lease Year, the Rent shall be $876,912.00, payable in monthly installments of $73,076.00.

Tenant agrees to pay the Rent to Landlord, without notice or demand, in lawful money of the United States which shall be legal tender in payment of the debts and dues, public and private, at the time of payment in advance on the first day of each calendar month during the Demised Term at the office of the Landlord, or at such other place as Landlord shall designate, except that Tenant shall pay the first monthly installment on the Term Commencement Date. Tenant shall pay the Rent as above and as hereinafter provided, without any set off or deduction whatsoever except as otherwise specifically permitted under this lease. Should the Term Commencement Date be a date other than the first day of a calendar month, the Tenant shall pay a pro rata portion of the Rent on a per diem basis, based upon the fourth full calendar month of the first Lease Year, from such date to and including the last day of that current calendar month, and the first Lease Year shall include said partial month. The Rent payable for such partial month shall be in addition to the Rent payable pursuant to the Rent schedule set forth above.

Notwithstanding the foregoing, provided Tenant is not then in default under any provision of this lease, Tenant shall be relieved of its obligations to pay Rent for the first, second and third full calendar months of the Term of this lease.


                                       USE


           4. (A) Tenant shall use and occupy the Demised Premises only for executive, administrative and general office purposes and for no other purpose.

              (B) Tenant shall not use or occupy, suffer or permit the Premises, or any part thereof, to be used in any manner which would in any way, in the reasonable judgment of Landlord, (i) violate any laws or regulations of public authorities; (ii) make void or voidable any insurance policy then in force with respect to the Building; (iii) impair the appearance, character or reputation of the Building; (iv) discharge objectionable fumes, vapors or odors into the Building, air-conditioning systems or Building flues or vents in such a manner as to offend other occupants. The provisions of this Section shall not be deemed to be limited in any way to or by the provisions of any other Section or any Rule or Regulation.

              (C) The emplacement of any equipment which will impose an evenly distributed floor load in excess of 100 pounds per square foot shall be done only after written permission is received from the Landlord. Such permission will be granted only after adequate proof is furnished by a professional engineer that such floor loading will not endanger the structure. Business machines and mechanical equipment in the Premises shall be placed and maintained by Tenant, at Tenant's expense, in such manner as shall be sufficient in Landlord's judgment to absorb vibration and noise and prevent annoyance or inconvenience to Landlord or any other tenants or occupants of the Building.

              (D) Tenant will not at any time use or occupy the Demised Premises in violation of the certificate of occupancy (temporary or permanent) issued for the Building or portion thereof of which the Demised Premises form a part.

              (E) Tenant shall not conduct medical examinations or any other activities which shall generate "red-bag" medical waste or install any MRI or X-ray equipment in the Demised Premises.

              (F) Tenant shall be permitted access to the Demised Premises twenty-four (24) hours a day, seven (7) days a week.


                          TENANT'S INITIAL CONSTRUCTION


           5. (A) At Tenant's expense, Landlord shall cause Reckson Construction Group, Inc. (the "Contractor") to perform, on a turn-key basis, pursuant to a separate contract, the work (including architectural services) and make the installations required to provide the Demised Premises with substantially the same finishes as currently exist in the premises presently leased by Tenant in the building located at 395 North Service Road, Melville, New York (except for extraordinary finishes, including, without limitation, interior stairwells) ("Tenant's Initial Construction"). The tenant's finish work which constitutes Tenant's Initial Construction shall substantially conform to the specifications for Tenant's Initial Construction set forth on Schedule "E" annexed hereto and made a part hereof.

              Landlord hereby agrees to pay to Tenant a work allowance (hereinafter referred to as "Landlord's Contribution") of $1,080,000.00 to be used by Tenant toward the cost of Tenant's Initial Construction. Tenant shall draw down Landlord's Contribution by use of AlA Application for Payment forms (hereinafter referred to as "Requisition" in the singular and "Requisitions" in the plural). In the format set forth in the Requisitions, Tenant shall be entitled to draw down, from time to time, that percentage of Landlord's Contribution which equals the percentage of Tenant's Initial Construction that has been completed by or on behalf of Tenant or by the Contractor. Tenant shall submit a Requisition to Landlord's architect no more frequently than monthly and Landlord's architect shall verify the percentage of completion claimed by Tenant on the Requisition in question. Landlord shall pay Tenant that portion of Landlord's Contribution requested by a Requisition within ten (10) days after Landlord's receipt of such Requisition, provided Landlord's architect confirms that the percentage of completion set forth on such Requisition is correct.

              (B) Landlord and Tenant acknowledge that Tenant has delivered to Landlord its Program of Space Requirements for the Premises and they have agreed upon and signed the preliminary plans (the "preliminary plans") prepared by Landlord based upon Tenant's Program of Space Requirements. A copy of the preliminary plans is annexed hereto as Exhibit "2". Landlord and Tenant also acknowledge Tenant has given to Landlord its furniture plan and a description of Tenant's power, data and telephone requirements (hereinafter referred to as the "Supplemental Information").

              (C) Landlord shall cause the Contractor to deliver the Tenant's Initial Construction in a substantially completed condition (the date of such delivery being referred to herein as the "Delivery Date") on or before January 30, 1996 provided Tenant shall comply with the following schedule:

                  (i) Landlord shall prepare working plans on the basis of the preliminary plans within thirty (30) days after Tenant shall have delivered the Supplemental Information to Landlord.

                 (ii) Tenant shall comment on Landlord's working plans and approve such working plans, subject to such comments, within seven (7) days after Tenant's receipt of such working plans from Landlord.

                (iii) Contractor shall substantially complete Tenant's Initial Construction within sixty-four (64) days after Tenant shall have so approved Landlord's working plans and delivered such approval to Landlord.

              (D) The Delivery Date referred to in Paragraph (C) above shall be extended by the period of any delay in the foregoing schedule resulting from Tenant's non-compliance with such schedule. Such delay shall not, however, delay the commencement of the Term or the Tenant's obligation to pay Rent as otherwise provided hereunder.

              (E) (i) If Landlord shall fail to cause the Contractor to deliver the Premises in a substantially completed condition on or before March 30, 1996, Tenant shall receive a rent credit equal to $2,012.05 per day for each day beyond March 30, 1996, until Landlord causes the contractor to deliver the Premises in a substantially completed condition. Such rent credit shall be applied against the Rent payable pursuant to this lease beginning with the fourth (4th) full calendar month of the term of this lease. Notwithstanding the foregoing, the effective date of Tenant's receipt of the foregoing rent credit shall be delayed beyond March 30, 1996 by one (1) day (a) for each day that Tenant shall delay in complying with its obligations under the plan schedule set forth in Paragraph (C) above, or (b) for each day that Tenant shall delay the substantial completion of Tenant's Initial Construction by reason of any of the causes set forth in Paragraph (F) below.

                 (ii) In the event Landlord shall fail to cause the Contractor to deliver the Premises in a substantially completed condition on or before March 30, 1996 and neither

Landlord nor the Contractor shall cure such default within thirty (30) days after Landlord shall have received from Tenant written notice of such default (or, if such default cannot reasonably be cured within such thirty (30) day period, Landlord or the contractor shall not have commenced the cure of such default within such thirty (30) day period and thereafter diligently pursued such cure to completion), then Tenant shall have the right to complete Tenant's Initial Construction and deduct the reasonable cost thereof from the next payments of Rent due under this Lease.

                (iii) Receipt by Tenant of the rent credit set forth in Subparagraph (i) above and Tenant's right of setoff set forth in Subparagraph
(ii) above shall be Tenant's sole remedies in the event Landlord or the Contractor shall fail to deliver the Premises as required under this lease and Tenant waives any right to rescind this lease under Section 223-a of the New York Real Property Law or any successor statute of similar import then in force and further waives the right to recover any damages which may result from Landlord's or the Contractor's failure to deliver possession of the Premises on the Term Commencement Date. Notwithstanding the foregoing, the remedies waived by Tenant in the foregoing sentence shall be deemed reinstated in the event neither Landlord nor the Contractor shall deliver the Demised Premises to Tenant in a substantially completed condition on or before December 31, 1996.

              (F)  For  purposes  of  this  Article,   the  term  "substantially
completed" shall mean when the only items to be completed are those which do not materially interfere with the Tenant's use and occupancy of the Demised Premises (including, without limitation, minor construction details, mechanical adjustments and decorations). Subject to any applicable rent concession set forth in this lease, the commencement of the Term and Tenant's obligation to pay Rent shall commence upon the substantial completion of Tenant's Initial
Construction;  but if  Landlord  or the  Contractor  shall  be  delayed  in such
"substantial completion" as a result of (i) Tenant's failure to approve Landlord's working plans within the time schedule set forth in Paragraph (C) above; (ii) Tenant's request for materials, finishes or installations other than Landlord or Contractor's standard; (iii) Tenant's changes in its Program of Space Requirements, Supplemental Information, the preliminary plans or Landlord's working plans; or (iv) the performance or completion of any work, labor or services by a party employed by Tenant (other than the Contractor); then the commencement of the Term of this lease and the payment of Rent hereunder with respect to the space in question shall be accelerated by the number of days of such delay.


                                    SERVICES


           6. (A) As long as Tenant is not in default under any covenants of this lease, Landlord, during the hours of 8:00 A.M. to 7:00 P.M. on weekdays and 8:00 A.M. to 5:00 P.M. on Saturdays ("Working Hours"), excluding legal holidays, shall provide normal services to the "Common Area" of the Building, which normal services shall include lighting and heating, ventilation and air conditioning as required by the respective season. During all other hours, Landlord shall provide only limited lighting to the parking area servicing the Demised Premises as may be necessary for Tenant's employees and agents to gain access to the Demised Premises.

              (B) Landlord shall provide, at its expense, an electric meter which shall measure Tenant's consumption of electricity in the Demised Premises for all purposes, including, without limitation, lighting, office equipment, heating, ventilation and air conditioning. Tenant shall make arrangements to secure electricity for such purposes directly from the utility servicing the Building and Tenant shall pay the charges for such electricity directly to such utility in a timely manner. Upon completion by Landlord of the conversion of the Demised Premises to gas heat pursuant to Article 46 below and the installation by Landlord of a separate gas meter to measure the consumption of gas in the Demised Premises, Tenant shall make arrangements to secure gas directly from the utility servicing the Building and Tenant shall pay the charges for such gas directly to such utility in a timely manner. Landlord shall cause the Contractor to install the above-referenced electric and gas meters and the conversion to gas heat as part of Tenant's Initial Construction and the time periods and remedies referred to in Article 5 above shall pertain thereto.


                               LANDLORD'S REPAIRS


           7. Landlord, at its expense, will make all necessary structural and nonstructural repairs to and provide maintenance for the Building and all mechanical systems servicing the Building, and generally keep the Building in good order and repair, and make all the structural and nonstructural repairs to and provide the maintenance for the Demised Premises (excluding painting and decorating) and for all public areas and facilities as set forth in Schedules A and B, except such repairs and maintenance as may be necessitated by the negligence, improper care or use of such premises and facilities by Tenant, its agents, employees, licensees or invitees, which will be made by Landlord at Tenant's expense.


                                  WATER SUPPLY


           8. Landlord, at its expense, shall furnish hot and cold or tempered water for lavatory purposes and for the kitchenette and other sinks permitted in the Demised Premises and for no other purpose.


                                  PARKING FIELD


           9. Tenant shall have the right to use one hundred seventy-two (172) parking spaces for the parking of automobiles of the Tenant, its employees and invitees, in the parking areas servicing the Building (hereinafter sometimes referred to as "Building Parking Area"), twenty-five (25) of which shall be marked "reserved" for use by Tenant, subject to the reasonable Rules and Regulations now or hereafter adopted by Landlord. Such reserved parking spaces shall include all those spaces located adjacent to the Route 110 side of the Building with the balance located as shown on the Rental Plan annexed as Exhibit 1 Tenant shall not use nor permit any of its officers, agents or employees to use any parking spaces in excess of Tenant's allotted number of spaces therein.

                                    DIRECTORY


           10. Landlord will furnish on the building directory listings requested by Tenant, not to exceed five (5) listings. The initial listings will be made at Landlord's expense and any subsequent changes by Tenant shall be made at Tenant's expense. Landlord's acceptance of any name for listing on the directory will not be deemed, nor will it substitute for, Landlord's consent, as required by this lease, to any sublease, assignment or other occupancy of the Premises.


                             TAXES AND OTHER CHARGES


           11. (A) As used in and for the purposes of this Article 11, the following definitions shall apply:

                    (i) "Taxes" shall be the real estate taxes, assessments, special or otherwise, sewer rents, rates and charges, and any other governmental charges, general, specific, ordinary or extraordinary, foreseen or unforeseen, levied on a calendar year or fiscal year basis against the Real Property. If at any time during the Term the method of taxation prevailing at the date hereof shall be altered so that there shall be levied, assessed or imposed in lieu of, or as in addition to, or as a substitute for, the whole or any part of the taxes, levies, impositions or charges now levied, assessed or imposed on all or any part of the Real Property (a) a tax, assessment, levy, imposition or charge based upon the rents received by Landlord, whether or not wholly or partially as a capital levy or otherwise, or (b) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Real Property and imposed on Landlord, or (c) a license fee measured by the rent payable by Tenant to Landlord, or (d) any other tax, levy, imposition, charge or license fee however described or imposed (excluding income, capital levy, estate, inheritance and transfer taxes imposed on any corporate owner and any tax on rental income), then all such taxes, levies, impositions, charges or license fees or any part thereof, so measured or based, shall be deemed to be Taxes.

                    (ii) "Base Year Taxes" shall be the taxes actually due and payable in the 1995/96 tax year. Notwithstanding the foregoing, Base Year Taxes applicable to each Offer Space shall be the taxes actually due and payable for the fiscal tax year in which such Offer Space is added to the Premises.

                    (iii) "Escalation Year" shall mean each calendar year which shall include any part of the Demised Term.

                    (iv) "Real Property" shall be the land upon which the Building stands and any part or parts thereof utilized for parking, landscaped areas or otherwise used in connection with the Building, and the Building and other improvements appurtenant thereto.

                (B) Tenant shall pay Landlord increases in Taxes levied against the Real Property as follows: If the Taxes actually due and payable with respect to the Real Property in any Escalation Year shall be increased above the Base Year Taxes, then Tenant shall pay to Landlord, as additional rent for such Escalation Year, a sum equal to Tenant's Proportionate Share of said increase ("Tenant's Tax Payment" or "Tax Payment").

                (C) Landlord shall render to Tenant, together with the then current tax bill, a statement containing a computation of Tenant's Tax Payment ("Landlord's Statement"). Within fifteen (15) days after the rendition of the Landlord's Statement, Tenant shall pay to Landlord the amount of Tenant's Tax Payment. On the first day of each month following the rendition of each Landlord's Statement, Tenant shall pay to Landlord, on account of Tenant's next Tax Payment, a sum equal to one-twelfth (1/12th) of Tenant's last Tax Payment due hereunder, which sum shall be subject to adjustment for subsequent increases in Taxes.

                (D) If during the Term Taxes are required to be paid as a tax escrow payment to a mortgagee, then, at Landlord's option, the installments of Tenant's Tax Payment shall be correspondingly accelerated so that Tenant's Tax Payment or any installment thereof shall be due and payable by Tenant to Landlord at least thirty (30) days prior to the date such payment is due to such mortgagee.

                (E) Tenant shall not, without Landlord's prior written consent, institute or maintain any action, proceeding or application in any court or body or with any governmental authority for the purpose of changing the Taxes. However, if Landlord fails to commence such a proceeding within thirty (30) days prior to the final date to file challenges for the tax year in question and Landlord has not provided a reasonable justification for not doing so by such thirtieth (30th) day, then Tenant shall be permitted to commence such a proceeding for the tax year in question at Tenant's sole cost and expense and upon prior notice to Landlord. In the event Tenant commences such a proceeding as permitted by this Article, Tenant shall furnish Landlord with copies of all documents delivered and received by or on behalf of Tenant in connection with said proceeding. In the event any such action initiated by Landlord or Tenant is successful, then Landlord and Tenant shall share any tax refund or credit obtained thereby (after reimbursement to the appropriate party for reasonable legal fees and other customary out of pocket expenses) on the basis of the Taxes paid by each such party.

                (F) Landlord's failure to render a Landlord's Statement with respect to any Escalation Year shall not prejudice Landlord's right to render a Landlord's Statement with respect to any Escalation Year, unless more than three
(3) years have transpired since the expiration or sooner termination of this lease. The obligation of Landlord and Tenant under the provisions of this Article with respect to any additional rent for any Escalation Year shall survive the expiration or any sooner termination of the Demised Term.


                                TENANT' S REPAIRS


           12. Tenant shall take good care of the Demised Premises and, subject to the provisions of Article 7 hereof, Landlord, at the expense of Tenant, shall make as and when needed as a result of misuse or neglect by Tenant or Tenant's servants, employees, agents or licensees, all repairs in and about the Demised Premises necessary to preserve them in good order and condition. Except as specifically provided in this lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making any repairs, alterations, additions or improvements in or to any portion of the Building or of Demised Premises, or in or to the fixtures, appurtenances or equipment thereof, and no liability upon Landlord for failure of Landlord or others to make any repairs, alterations, additions or improvements in or to any portion of the Building or of the Demised Premises, or in or to the fixtures, appurtenances or equipment thereof, except that Landlord shall be subject to a claim for damages to Tenant (without a right of rent setoff except as specifically provided in this lease) if Landlord shall be negligent in the performance of any repairs Landlord shall elect or be required to make to the Building or the Demised Premises or if Landlord shall unreasonably interfere with the conduct of Tenant's business when performing such repairs. Any rights which Tenant may have at law to claim constructive eviction by reason of the foregoing shall be subject to Article 35(C)(i) below.


                            FIXTURES & INSTALLATIONS


           13. All appurtenances, fixtures, improvements, additions and other property attached to or built into the Demised Premises, whether by Landlord or Tenant or others, and whether at Landlord's expense, or Tenant's expense, or the joint expense of Landlord and Tenant, shall be and remain the property of
Landlord (except for purposes of sales tax which shall remain Tenant's obligation), except that any trade fixtures, furniture, furnishings and other articles of movable personal property belonging to Tenant, and which are removable without material damage to the Demised Premises or the Building ("Tenant's Property"), may be removed by Tenant on condition that Tenant shall repair, at its expense, any damage to the Demised Premises or the Building resulting from such removal. Tenant, before so removing Tenant's Property, shall establish to Landlord's reasonable satisfaction that no structural damage or change will result from such removal and that Tenant can and promptly will repair and restore any damage caused by such removal without cost or charge to Landlord. Any such repair and removal shall itself be deemed an Alteration (as defined in Article 14 below) within the purview of this lease. All the outside walls of the Demised Premises including corridor walls and the outside entrance doors to the Demised Premises, any balconies, terraces or roofs adjacent to the Demised Premises, and any space in the Demised Premises used for shafts, stacks, pipes, conduits, ducts or other building facilities, and the use thereof, as well as access thereto in and through the Demised Premises for the purpose of operation, maintenance, decoration and repair, are expressly reserved to
Landlord, and Landlord does not convey any rights to Tenant therein. Notwithstanding the foregoing, Tenant shall enjoy full right of access to the Demised Premises through the public entrances, public corridors and public areas within the Building.


                                   ALTERATIONS


           14. (A) Tenant shall make no alterations, decorations, installations, additions or improvements (hereinafter collectively referred to as "Alterations") in or to the Demised Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed, and then only by contractors or mechanics reasonably approved by Landlord and at such times and in such manner as Landlord may from time to time reasonably designate. Notwithstanding the foregoing, Tenant shall be permitted to paint and install wall coverings and floor coverings and make other similar decorative alterations in the Premises ("Decorative Alterations") without Landlord's prior consent, but Tenant must notify Landlord prior to performing such Decorative Alterations.

               (B) All Alterations done by Tenant shall at all times comply with
(i) laws, rules, orders and regulations of governmental authorities having jurisdiction thereof, and (ii) rules and regulations of the Landlord attached as Schedule D.

               (C) With respect to all Alterations, except Decorative Alterations, plans and specifications prepared by and at the expense of Tenant shall be submitted to Landlord for its prior written approval which shall not be unreasonably withheld or delayed in accordance with the following requirements:

                    (i) With respect to any Alterations to be performed by Tenant pursuant to this lease, except Decorative Alterations, Tenant shall, at its expense, furnish Landlord with all drawings, plans, layouts and specifications for work to be performed by Tenant, including, without limitation, architectural, plumbing, electrical, mechanical and heating, ventilating and air conditioning plans (the "Tenant's Plans"). All of the Tenant's Plans shall: (a) be compatible with the Landlord's building plans, (b) comply with all applicable laws and the rules, regulations, requirements and orders of any and all governmental agencies, departments or bureaus having jurisdiction, and (c) be fully detailed, including locations and complete dimensions;

                   (ii) Tenant's Plans shall be subject to approval by Landlord which shall not be unreasonably withheld or delayed;

                  (iii) Tenant shall, at Tenant's expense, (a) cause Tenant's Plans to be filed with the governmental agencies having jurisdiction thereover,
(b) obtain when necessary all governmental permits, licenses and authorizations required for the work to be done in connection therewith, and (c) obtain all necessary certificates of occupancy, both temporary and permanent. Landlord shall execute such documents as may be reasonably required in connection with the foregoing and Landlord shall otherwise cooperate with Tenant in connection with obtaining the foregoing, but without any expense to Landlord. Tenant shall make no amendments or additions to Tenant's Plans without the prior written consent of Landlord in each instance;

                   (iv) No work shall commence in the Premises until (a) Tenant has procured all necessary permits therefor and has delivered copies of same to Landlord, (b) Tenant has procured a paid builder's risk insurance policy naming Landlord as an additional insured and has delivered to Landlord a certificate of insurance evidencing such policy, and (c) Tenant or its contractor has procured a workmen's compensation insurance policy covering the activities of all persons working at the Premises naming Landlord as an additional insured and has delivered to Landlord a certificate of insurance evidencing such policy;

                    (v) Tenant may use any licensed architect or engineer to prepare its plans and to file for permits. However, all such plans and permit applications shall be subject to review, revision and approval by Landlord or its architect which approval shall not be unreasonably withheld or delayed;

                   (vi) Tenant, at its expense, shall perform all work in accordance with Tenant's Plans (except Decorative Alterations), and all Alterations, unless Landlord performs same, shall be subject to Landlord's supervisory fee charge of 10% of the cost thereof (excluding the cost of Decorative Alterations). In receiving such fee, Landlord assumes no responsibility for the quality or manner in which such work has been performed; and

                  (vii) Tenant agrees that it will not, either directly or indirectly, use any contractors and/or labor and/or materials if the use of such contractors and/or labor and/or materials would or will create any difficulty with other contractors and/or labor engaged by Tenant or Landlord or others in the construction, maintenance or operation of the Building or any part thereof. Tenant hereby agrees that only "AFL-ClO Building Trades" workers and contractors shall be used for any work to be performed by or on behalf of Tenant.

               (D) Tenant's right to make Alterations shall be subject to the following additional conditions: (i) the Alterations will not result in a violation of, or require a change in, any Certificate of Occupancy applicable to the Premises or the Building; (ii) the outside appearance, character or use of the Building shall not be affected; (iii) no part of the Building outside of the Premises shall be physically affected; (iv) subject to Landlord's consent provisions set forth in this Article, functioning of any air-conditioning, elevator, plumbing, electrical, sanitary, mechanical and other service or utility system of the Building shall not be affected.

               (E) Except if arising out of the Contractor's performance of Tenant's Initial Construction, Tenant shall defend, indemnify and save harmless Landlord against any and all mechanics' and other liens filed in connection with its Alterations, repairs or installations, including the liens of any conditional sales of, or chattel mortgages upon, any materials, fixtures or articles so installed in and constituting part of the Premises and against any loss, cost, liability, claim, damage and expense, including reasonable counsel fees, penalties and fines incurred in connection with any such lien, conditional sale or chattel mortgage or any action or proceeding brought thereon.

               (F) Tenant, at its expense, shall procure the satisfaction or discharge of all such liens within thirty (30) days of the filing of such lien against the Premises or the Building. If Tenant shall fail to cause such lien to be discharged within the aforesaid period, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord, and all costs and expenses incurred by Landlord in connection therewith, together with interest thereon at the maximum rate permitted by law from the respective dates of Landlord's making of the payments or incurring of the cost and expense, shall constitute additional rent and shall be paid on demand.

               (G) Nothing in this lease contained shall be construed in any way as constituting the consent or request of Landlord, expressed or implied, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any material for any improvement, alteration or repair of the Premises, nor as giving any right or authority to contract for the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanics' liens against the Premises.


                               REQUIREMENTS OF LAW


           15. (A) Except with respect to violations existing as of the date of this lease, Tenant, as Tenant's sole cost and expense, shall comply with all statutes, laws, ordinances, orders, regulations and notices of Federal, State, County and Municipal authorities, and with all directions, pursuant to law, of all public officers, which shall impose any duty upon Landlord or Tenant with respect to the Demised Premises or the use or occupation thereof, if arising out of Tenant's use or manner of use thereof, except that Tenant shall not be required to make any structural alterations in order so to comply unless such alterations shall be necessitated or occasioned, in whole or in part, by the acts, omissions, or negligence of Tenant or any person claiming through or under Tenant or any of their servants, employees, contractors, agents, visitors or licensees, or by the specific use or occupancy or specific manner of use or occupancy of the Demised Premises by Tenant, or any such person.

               (B) The parties acknowledge that there are certain Federal, State and local laws, regulations and guidelines now in effect and that additional laws, regulations and guidelines may hereafter be enacted, relating to or affecting the Premises, the Building, and the land of which the Premises and the Building may be a part, concerning the impact on the environment of construction, land use, the maintenance and operation of structures and the conduct of business. Tenant will not cause, or permit to be caused, any act or practice, by negligence, omission, or otherwise, that would adversely affect the environment or do anything or permit anything to be done that would violate any of said laws, regulations, or guidelines. Any violation of this covenant shall be an event of default under this lease.

               (C) Tenant shall keep or cause the Premises to be kept free of Hazardous Materials (hereinafter defined). Without limiting the foregoing, Tenant shall not cause or permit the Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with all applicable Federal, State and Local laws or regulations, nor shall Tenant cause or permit, as a result of any intentional or unintentional act or omission on the part of Tenant or any person or entity claiming through or under Tenant or any of their employees, contractors, agents, visitors or licensees (collectively, "Related Parties"), a release of Hazardous Materials onto the Premises or onto any other property. Tenant shall comply with and ensure compliance by all Related Parties with all applicable Federal, State and Local laws, ordinances, rules and regulations, whenever and by whomever triggered, and shall obtain and comply with, and ensure that all Related Parties obtain and comply with, any and all approvals, registrations or permits required thereunder. With respect to Hazardous Materials for which Tenant 1S responsible hereunder, Tenant shall (i) conduct and complete all investigations, studies, samplings, and testing, and all remedial removal and other actions necessary to clean up and remove such Hazardous Materials, on, from, or affecting the Premises (a) in accordance with all applicable Federal, State and Local laws, ordinances, rules, regulations, policies, orders and directives, and (b) to the reasonable satisfaction of Landlord, and (ii) defend, indemnify, and hold harmless Landlord, its employees, agents, officers, and directors, from and against any claims, demands, penalties, fines, liabilities,

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

settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, (a) the presence, disposal, release, or threatened release of such Hazardous Materials which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons, animals, or otherwise; (b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (c) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials; and/or (d) any violation of laws, orders, regulations, requirements, or demands of government authorities, or any policies or requirements of Landlord which are based upon or in any way related to such Hazardous Materials, including, without limitation, reasonable attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses. In the event this lease is terminated, or Tenant is dispossessed, Tenant shall deliver the Premises to Landlord free of any and all Hazardous Materials so that the conditions of the Premises shall conform with all applicable Federal, State and Local laws, ordinances, rules or regulations affecting the Premises. For purposes of this paragraph, "Hazardous Materials" includes, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 9601, et seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any other Federal, State or Local environmental law, ordinance, rule, or regulation.

               (D)  Landlord  hereby  covenants,   warrants  and  represents  as
follows:

                    (i) to the best of its knowledge, the Demised Premises are currently in full compliance with all applicable federal, state and local governmental laws, rules and regulations relating to environmental and occupational hygiene matters; (ii) Landlord has not received any notice of and has no knowledge of any claim, suit or other action or investigation with respect to the violation of any federal, state or local environmental or occupational hygiene laws, rules or regulations due to the presence of Hazardous Materials in or about the Demised Premises. In addition, the Landlord shall indemnify and save Tenant harmless from and against any and all claims, obligations, liabilities, violations, penalties, fines, suits, governmental orders, causes of actions, judgments, damages, whether civil or criminal or both, of any and all kind or nature in connection with any remedial action required of Tenant for the existence of toxic or Hazardous Materials at the premises which are not covered by Tenant's Indemnification as provided above, including, without limitation, claims caused by actions or omissions of persons other than Tenant prior to the commencement of the Term of this lease or by Landlord or other tenants during the Term of this lease. This indemnification shall include, but not be limited to, reasonable legal fees and other charges to which Tenant may be put, including cleanup costs, in defending against any proceeding in connection with the foregoing.

               (E) If a written notice or order shall be received by Landlord or Tenant relating to requirements to conform to the Americans with Disabilities Act ("A.D.A.") from any governmental body or agency having jurisdiction thereof:
(i) Tenant, at its own expense, shall be obligated to comply and cure any violation thereof caused or occasioned by work in the Demised Premises completed by or on behalf of Tenant (with the exception of work completed by

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

Landlord or the Contractor as part of Tenant's Initial Construction); and (ii) Landlord shall be obligated to comply and cure any violation within the Demised Premises caused or occasioned by work in the Demised Premises completed by Landlord or the Contractor and within portions of the Building beyond the Demised Premises. In any such instance, the affected party need not commence compliance until a court of final jurisdiction (or a court whose decision is not appealed) shall determine that such compliance is mandatory; provided however, that the expense of any such contest shall be borne by the party to be charged as above provided and further provided that such contest shall not cause or result in the party not so contesting (or its employees and agents) being subject to fines or other criminal penalties.

               (F) Tenant will have the right to contest, by appropriate proceedings diligently conducted in good faith in the name of Tenant or, with the prior consent of the Landlord (which will not be unreasonably withheld or delayed), in the name of Landlord, or both, without cost or expense to Landlord, the validity or application of any law, ordinance, order, rule, regulation or legal requirement of any nature. If compliance with any law, ordinance, order, rule, regulation, or requirement may legally be delayed pending the prosecution of any proceeding without incurring any lien, charge, or liability of any kind against the Premises, or Tenant's interest in the Premises, and without subjecting Tenant or Landlord to any liability, civil or criminal, for failure to comply, Tenant may delay compliance until the final determination of the proceeding. Landlord will not be required to join any proceedings pursuant to this Paragraph unless the provision of any applicable law, rule, or regulation at the time in effect requires that the proceedings be brought by or in the name of Landlord, or both. In that event, Landlord will join the proceedings or permit them to be brought in its name if Tenant pays all related expenses, including, without limitation, Landlord's reasonable attorney's fees.


                                   END OF TERM


           16. (A) Upon the expiration or other termination of the Term of this lease, Tenant shall, at its own expense, quit and surrender to Landlord the Demised Premises, broom clean, in good order and condition, ordinary wear, tear and damage by fire or other insured casualty excepted, and Tenant shall remove all of its property and shall pay the cost to repair all damage to the Demised Premises or the Building occasioned by such removal. Any property not removed from the Premises shall be deemed abandoned by Tenant and may be retained by Landlord, as its property, or disposed of in any manner deemed appropriate by the Landlord. Any expense incurred by Landlord in removing or disposing of such property shall be reimbursed to Landlord by Tenant on demand. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover or summary proceeding which Landlord may institute to enforce the foregoing provisions of this Article. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Term of this lease. If the last day of the Term of this lease or any renewal hereof falls on Sunday or a legal holiday, this lease shall expire on the business day immediately preceding. Tenant's obligations under this Article 16 shall survive the Expiration Date or sooner termination of this lease.

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

               (B) In the event of any holding over by Tenant after the expiration or termination of this Lease without the consent of Landlord, Tenant shall:

                    (i) pay as holdover rental for each month of the holdover tenancy an amount equal to the greater of (a) the fair market rental value of the Premises for such month (as reasonably determined by Landlord) or (b) one hundred fifty (150%) percent of the Rent payable by Tenant for the third month prior to the Expiration Date of the term of this lease for the first three (3) months of said holdover and two hundred (200%) percent of the Rent payable by Tenant for such third month prior to the Expiration Date thereafter, and otherwise observe, fulfill and perform all of its obligations under this lease, including but not limited to, those pertaining to additional rent, in accordance with its terms; and

                   (ii) be liable to Landlord for any payment or rent concession which Landlord may be required to make to any tenant in order to induce such tenant not to terminate an executed lease covering all or any portion of the Premises by reason of the holdover over by Tenant less an amount equal to the holdover rent paid by Tenant pursuant to Paragraph (B) (i) above minus 100% of the monthly Rent payable by Tenant for the third month prior to the Expiration Date of the term of this lease.

               No holding over by Tenant after the Term shall operate to extend the Term.

               The holdover, with respect to all or any part of the Premises, of a person deriving an interest in the Premises from or through Tenant, including, but not limited to, an assignee or subtenant, shall be deemed a holdover by Tenant.

               Notwithstanding anything in this Article contained to the contrary, the acceptance of any Rent paid by Tenant pursuant to this Paragraph 16(B), shall not preclude Landlord from commencing and prosecuting a holdover or eviction action or proceeding or any action or proceeding in the nature thereof. The preceding sentence shall be deemed to be an "agreement expressly providing otherwise" within the meaning of Section 232-c of the Real Property Law of the State of New York and any successor law of like import.

               (C) If at any time during the last month of the Term Tenant shall have removed all or substantially all of Tenant's property from the Premises, Landlord may, and Tenant hereby irrevocably grants to Landlord a license to, immediately enter and alter, renovate and redecorate the Premises, without elimination, diminution or abatement of Rent, or incurring liability to Tenant for any compensation, and such acts shall have no effect upon this lease.


                                 QUIET ENJOYMENT


           17. Landlord covenants and agrees with Tenant that upon Tenant paying the Rent and additional rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises during the Term of this lease without hindrance or molestation by anyone claiming by or through Landlord, subject, nevertheless, to the terms, covenants and conditions of this lease including, but not limited to, Article 22.

                                      SIGNS


           18. No signs or lettering of any nature may be put on or in any window or on the exterior of the Building or elsewhere within the Demised Premises such as will be visible from the street. No sign or lettering in the public corridors or on the doors is permitted except Landlord's standard name plaque. Notwithstanding the foregoing, to the extent permitted by applicable laws and regulations, Landlord, at Landlord's sole expense, shall provide Tenant with two (2) monument signs on the side of the Building which faces Route 110. Tenant's right to such monument signage shall not be exclusive. To the extent permitted by applicable laws and regulations, such monument signs shall each have an area equal to fifty (50%) percent larger than the Ernst & Young monument sign currently located at 395 North Service Road, Melville, New York, and shall be located at the north and south entrances to the Real Property along Route
110. If the number of such monuments signs is limited by applicable laws and regulations, Tenant shall be entitled to the first two (2) monument signs excluding any Building monument sign used by Landlord. In connection with the monument signs to be provided to Tenant, in the event it becomes necessary to obtain a variance in order to maintain either or both monument signs outside the Building, Tenant shall be responsible for and shall pay for such variance application(s) and proceeding(s) but Landlord agrees to cooperate with Tenant's variance application(s) provided Tenant shall afford Landlord a reasonable period to review and approve Tenant's variance application(s) and other submittals relating thereto (which approval shall not be unreasonably withheld or delayed).


                              RULES AND REGULATIONS


           19. Tenant and Tenant's agents, employees, visitors, and licensees shall faithfully observe and comply with, and shall not permit violation of, the Rules and Regulations set forth on Schedule C annexed hereto and made part hereof, and with such further reasonable Rules and Regulations as Landlord at any time may make and communicate in writing to Tenant which, in Landlord's judgment, shall be necessary for the reputation, safety, care and appearance of the Building and the land allocated to it or the preservation of good order therein, or the operation or maintenance of the Building, and such land, its equipment, or the more useful occupancy or the comfort of the tenants or others in the Building. Landlord shall not be liable to Tenant for the violation of any of said Rules and Regulations, or the breach of any covenant or condition, in any lease by any other tenant in the Building. Landlord agrees to apply Rules and Regulations in a manner which does not discriminate against Tenant.


                            RIGHT TO SUBLET OR ASSIGN


           20. (A) Tenant covenants that it shall not assign this lease nor sublet the Demised Premises or any part thereof by operation of law or otherwise, including, without limitation, an assignment or subletting as defined in (C) below, without the prior written consent of Landlord in each instance which consent shall not be unreasonably withheld or delayed, except on the conditions hereinafter stated. Tenant may assign this lease or sublet all or a portion of the Demised Premises with Landlord's written consent which consent shall not be unreasonably withheld or delayed, provided:

                    (i) That such assignment or sublease is for a use which is in compliance with the then existing zoning regulations and the Certificate of Occupancy;

                   (ii) That, at the time of such assignment or subletting, there is no default under the terms of this lease on the Tenant's part beyond any applicable notice and cure periods provided herein for the cure thereof;

                  (iii) That, in the event of an assignment, the assignee shall assume in writing the performance of all of the terms and obligations of the within lease;

                   (iv) That a duplicate original of said assignment or sublease shall be delivered by certified mail to the Landlord at the address herein set forth within ten (10) days from the said assignment or sublease and within ninety (90) days of the date that Tenant first advises Landlord of the name and address of the proposed subtenant or assignee, as required pursuant to subparagraph (B) hereof;

                    (v) Such assignment or subletting shall not, however, release the within Tenant or any successor tenant or any guarantor from their liability for the full and faithful performance of all of the terms and conditions of this lease;

                   (vi) If this lease be assigned, or if the Demised Premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may after default by Tenant collect rent from the assignee, undertenant, or occupant, and apply the net amount collected to the rent herein reserved.

               (B) Notwithstanding anything contained in this Article 20 to the contrary, no assignment or underletting shall be made by Tenant in any event until, with respect to an assignment, Tenant has offered to terminate this entire lease and, with respect to a sublease, Tenant has offered to terminate this lease with respect to the portion of the Demised Premises which is the subject of the proposed sublease, as of the last day of any calendar month during the Term hereof and to vacate and surrender the Demised Premises, or the portion of the Demised Premises which is the subject of the proposed sublease, as the case may be, to Landlord on the date fixed in the notice served by Tenant upon Landlord (which date shall be prior to the date of such proposed assignment or the commencement date of such proposed lease). Simultaneously with said offer to terminate this lease in whole or in part, as the case may be, Tenant shall advise the Landlord, in writing, of the name and address of the proposed assignee or subtenant, a reasonably detailed statement of the proposed subtenant/assignee's business, reasonably detailed financial references, and all the terms, covenants, and conditions of the proposed sublease or assignment. Within thirty (30) days after Landlord shall have received from Tenant such offer to terminate and the information on the proposed assignee or subtenant required in the preceding sentence, Landlord shall advise Tenant of its election as to whether it shall recapture the applicable space.

               (C) Except as otherwise permitted in Paragraph (D) below, for purposes of this Article 20, (i) the transfer of a majority of the issued and outstanding capital stock of any corporate tenant, or of a corporate subtenant, or the transfer of a majority of the beneficial interest in any noncorporate tenant or subtenant, however accomplished, whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this lease, or of such sublease, as the case may be; (ii) any person or legal representative of Tenant, to whom Tenant's interest under this lease passes by operation of law or otherwise, shall be bound by the provisions of this Article 20; and (iii) a modification or amendment of a sublease shall be deemed a sublease. Notwithstanding the foregoing, the conversion of Tenant from a not-for-profit corporation to a for-profit corporation, and the issuance of shares in connection therewith to substantially the same persons that currently hold membership interests in Tenant, shall not be deemed to be an assignment of this lease which requires Landlord's consent.

               (D) Tenant may, without the consent of Landlord, assign this lease to an affiliate (i.e., a corporation or other entity 20% or more of whose capital stock or beneficial interest is owned by the same stockholders or beneficial owners owning 20% or more of Tenant's capital stock or beneficial interest), parent or subsidiary corporation or entity of Tenant or (whether through a private or public offering) to a corporation or entity to which it sells or assigns all or substantially all of its assets or stock or beneficial interest or with which it may be consolidated or merged, provided such purchasing, consolidated, merged, affiliated or subsidiary corporation or entity shall have assets and good will having a fair market value of at least $10,000,000 over such corporation or entity's liabilities and shall, in writing, assume and agree to perform all of the obligations of Tenant under this lease and it shall deliver such assumption with a copy of such assignment to Landlord within ten (10) days thereafter, and provided further than Tenant shall not be released or discharged from any liability under this lease by reason of such assignment. The right of recapture set forth in Paragraph B above shall not apply to any assignments which are permitted under this paragraph to be made without Landlord's consent.

               (E) Whenever Tenant shall claim under this Article or any other part of this lease that Landlord has unreasonably withheld or delayed its consent to some request of Tenant, Tenant shall have no claim for damages by reason of such alleged withholding or delay, and Tenant's sole remedy thereof shall be a right to obtain specific performance or injunction but in no event with recovery of damages.

               (F) Tenant shall not mortgage, hypothecate, pledge, or otherwise encumber its interest in this lease, without Landlord's prior written consent which shall not be unreasonably withheld or delayed.


                         LANDLORD' S ACCESS TO PREMISES


           21. (A) Landlord or Landlord's agents shall have the right to enter and/or pass through the Demised Premises at all reasonable times on reasonable notice, except in an emergency, to examine the same, and to show them to ground lessors, prospective purchasers or lessees or mortgagees of the Building, and to make such repairs, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon and/or through said Demised Premises that may be required therefor. When entering the Demised Premises pursuant to this Article 21, Landlord will use reasonable efforts to minimize disruption of Tenant's business operations (but such obligation shall not require Landlord to use overtime or after hour services unless Tenant shall pay Landlord the additional cost for such services). During the twelve (12) months prior to the expiration of the Term of this lease, or any renewal term, Landlord may exhibit the Demised Premises to prospective tenants or purchasers at all reasonable hours and without unreasonably interfering with Tenant's business. If Tenant shall not be personally present to open and permit an entry into said premises at any time after the notice required hereunder, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same by a master key, or forcibly in an emergency situation, without rendering Landlord or such agent liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property).

               (B) Landlord shall also have the right, at any time, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building, provided, however, that Landlord shall make no change in the arrangement and/or location of entrances or passageways or other public parts of the Building which will adversely affect in any material manner Tenant's use and enjoyment of the Demised Premises. Landlord shall also have the right, at any time, to install signs and/or lettering on any or all entrances to the Building, and to change the number or designation by which the Building is commonly known.

               (C) Neither this lease nor any use by Tenant shall give Tenant any right or easement to the use of any door or passage or concourse connecting with any other building or to any public conveniences, and the use of such doors and passages and concourse and of such conveniences may be regulated and/or discontinued at any time and from time to time by Landlord without notice to Tenant.

               (D) The exercise by Landlord or its agents of any right reserved to Landlord in this Article shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this lease, or impose any liability upon Landlord, or its agents, or upon any lessor under any ground or underlying lease, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.


                                  SUBORDINATION


           22. (A) Subject to the provisions of this Section 22 set forth below, this lease and all rights of Tenant hereunder are, and shall be, subject and subordinate in all respects to all ground leases and/or underlying leases and to all mortgages and building loan agreements which may now or hereafter be placed on or affect such leases and/or the Real Property of which the Demised Premises form a part, or any part or parts of such Real Property, and/or Landlord's interest or estate therein, and to each advance made and/or hereafter to be made under any such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor. This Section A shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate that Landlord and/or any mortgagee and/or the lessor under any ground or underlying lease and/or their respective successors in interest may request.

               (B) Without limitation of any of the provisions of this lease, in the event that any mortgagee or its assigns shall succeed to the interest of Landlord or of any successor-Landlord and/or shall have become lessee under a new ground or underlying lease, then, at the option of such mortgagee, this lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to such mortgagee or its assigns and to recognize such mortgagee or its respective assigns as its Landlord.

               (C) Either party shall, at any time and from time to time, upon not less than ten (10) days prior notice by the other party, execute, acknowledge and deliver to the requesting party a statement in writing certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modification) and the dates to which the Rent, additional rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate, the other party is in default in performance of any covenant, agreement, term, provision or condition contained in this lease, and if so, specifying each such default of which the signer may have knowledge. In the case of any such statement requested of Tenant by Landlord, Tenant acknowledges that it is intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser or lessee of the Building or the land on which it is situated or any interest or estate therein, any mortgagee or prospective mortgagee thereof, or any prospective assignee of any mortgage thereof. If, in connection with obtaining financing for the Building and the land allocated to it, a banking, insurance or other recognized institutional lender shall request reasonable modifications in this lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereof, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created. If, in connection with such financing, such institutional lender shall reasonably require financial audited information on the Tenant, Tenant shall promptly comply with such request.

               (D) The Tenant covenants and agrees that if by reason of a default under any underlying lease (including an underlying lease through which the Landlord derives its leasehold estate in the premises), such underlying lease and the leasehold estate of the Landlord in the premises demised hereby is terminated, providing notice has been given to the Tenant and leasehold mortgagee, the Tenant will attorn to the then holder of the reversionary interest in the premises demised by this lease or to anyone who shall succeed to the interest of the Landlord or to the lessee of a new underlying lease entered into pursuant to the provisions of such underlying lease, and will recognize such holder and/or such lessee as the Tenant's landlord of this lease. The Tenant agrees to execute and deliver, at any time and from time to time, upon the request of the Landlord or of the lessor under any such underlying lease, any instrument which may be necessary or appropriate to evidence such attornment. The Tenant further waives the provision of any statute or rule of law now or hereafter in effect which may give or purport to give the Tenant any right of election to terminate this lease or to surrender possession of the premises hereby in the event any proceeding is brought by the lessor under any underlying lease to terminate the same, and agrees that unless and until any such lessor, in connection with any such proceeding, shall elect to terminate this lease and the rights of the Tenant hereunder, this lease shall not be affected in any way whatsoever by any such proceeding.

               (E) Landlord represents that there are currently no mortgages or ground or underlying leases (herein referred to as "ground leases") affecting the Building or the Real Property appurtenant thereto. With respect to future mortgages and ground leases, Landlord shall deliver to Tenant a subordination, attornment and nondisturbance agreement ("Nondisturbance Agreement") from such future mortgage lender or ground lessor which shall be in recordable form and shall provide, inter alia, that the leasehold estate granted to Tenant under this lease will not be terminated or disturbed by reason of the foreclosure of any such mortgage or by reason of the termination of any such ground lease, so long as Tenant shall not be in default under this lease beyond any applicable notice or cure period, and shall pay all sums due under this lease without offsets (unless specifically permitted under this lease) or defenses thereto, and shall fully perform and comply with all of the terms, covenants, and conditions of this lease on the part of Tenant to be performed and/or complied with, and in the event a mortgagee or ground lessor or its respective successors or assigns shall enter into and lawfully become possessed of the Premises covered by this lease and shall succeed to the rights of Landlord hereunder, Tenant will attorn to the successor as its landlord under this lease and, upon the request of such successor landlord, Tenant will execute and deliver an attornment agreement in favor of the successor landlord. Such Nondisturbance Agreement shall also provide that, in the event Tenant shall not be in default under this lease beyond any applicable notice and cure period, neither the holder of any such mortgage nor any ground lessor shall name or join Tenant as a party-defendant or otherwise in any suit, action or proceeding to enforce such mortgagee's rights under such mortgage or to terminate any such ground lease, nor will this lease nor the term hereof be terminated (except as permitted by the provisions of this lease), nor will the rights and obligations of Tenant under this lease be adversely affected by any enforcement action against Landlord under such mortgage or ground lease by the holder of any such mortgage or the lessor under any such ground lease. In addition, the Nondisturbance Agreement which the holder of any future mortgage or ground lessor shall deliver to Tenant shall provide that condemnation awards and insurance proceeds covered by this lease shall be applied in the manner provided in this lease. Tenant hereby acknowledges that such Nondisturbance Agreements may contain other reasonable provisions in favor of the lender or ground lessor or their respective designee including, without limitation, reasonable limitations on such lender's or ground lessor's or designee's liability after such party shall become a successor landlord under this lease for the prior acts or defaults of Landlord under this lease, and reasonable limitations on Tenant's ability to terminate this lease prior to giving such lender or ground lessor or designee a reasonable opportunity to cure the default giving rise to such termination right. In the event such mortgagee or ground lessor shall be unwilling to enter into a Nondisturbance Agreement substantially in the form required hereunder, this lease shall remain in full force and effect and the obligations of Tenant shall not in any manner be affected except that, anything to the contrary contained in this lease notwithstanding, this lease shall not be subject and subordinate to such mortgage or ground lease.


                       PROPERTY LOSS, DAMAGE REIMBURSEMENT


           23. (A) Landlord or its agents shall not be liable for any damages to property of Tenant or of others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft. Unless due to the negligence of Landlord, its agents, servants or employees and not covered by Tenant's insurance, Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, electrical disturbance, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public or quasi-public work; nor shall Landlord be liable for any latent defect in the Demised Premises or in the Building. If at any time any windows of the Demised Premises are temporarily closed or darkened incident to or for the purpose of repairs, replacements, maintenance and/or cleaning in, on, to or about the Building or any part or parts thereof, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall reimburse and compensate Landlord as additional rent for all expenditures (including, without limitation, reasonable attorneys' fees) made by, or damages or fines sustained or incurred by, Landlord due to non-performance or non-compliance with or breach or failure to observe any term, covenant or condition of this lease upon Tenant's part to be kept, observed, performed or complied with. Tenant shall give immediate notice to Landlord in case of fire or accidents in the Demised Premises or in the Building or of defects therein or in any fixtures or equipment.


                               TENANT'S INDEMNITY


               (B) To the extent Landlord is not reimbursed for same by insurance, Tenant shall indemnify and save harmless Landlord against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations arising from the conduct or management of or from any work or breach of lease, negligence or willful misconduct (other than by Landlord or its contractors or the agents or employees of either) in and on the Demised Premises during any other period of occupancy by Tenant including the Term of this lease and during the period of time, if any, prior to the specified commencement date that Tenant may have been given access to the Demised Premises for the purpose of making installations, and will further indemnify and save harmless Landlord against and from any and all claims arising from any condition of the Demised Premises or Tenant's occupancy thereof due to or arising from any act or omissions or negligence of Tenant or any of its agents, contractors, servants, employees, licensees or invitees and against and from all costs, expenses, and liabilities incurred in connection with any such claim or claims or action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, agrees that Tenant, at Tenant's expense, will resist or defend such action or proceeding and will employ counsel therefor reasonably satisfactory to Landlord.


                      DESTRUCTION - FIRE OR OTHER CASUALTY


           24. (A) If the Premises or any part thereof shall be damaged by fire or other casualty Tenant shall give notice thereof to Landlord, Landlord shall proceed with reasonable diligence to repair or cause to be repaired such damage. The Rent shall be abated to the extent that the Premises shall have been rendered untenantable, such abatement to be from the date of such damage or destruction to the date the Premises shall be substantially repaired or rebuilt, in proportion which the area of the part of the Premises so rendered untenantable bears to the total area of the Premises.

               (B) If a fire or other casualty shall render at least twenty (20%) percent of the Premises totally damaged or wholly untenantable and such damage shall substantially interfere with the conduct of Tenant's business in the Premises, or if such fire or casualty damage shall render the Premises materially inaccessible, and Landlord has not terminated this lease pursuant to Subsection (C) and Landlord has not completed the making of the required repairs and restored and rebuilt the Premises and/or access thereto within six (6) months from the date of such damage or destruction, and such additional time after such date (but in no event to exceed three (3) months) as shall equal the aggregate period Landlord may have been delayed in doing so by unavoidable delays, Tenant may serve notice on Landlord of its intention to terminate this lease, and, if within thirty (30) days thereafter Landlord shall not have completed the making of the required repairs and restored and rebuilt the Premises, this lease shall terminate on the expiration of such thirty (30) day period as if such termination date were the Expiration Date, and the Rent and additional rent shall be apportioned as of such date and any prepaid portion of Rent and additional rent for any period after such date shall be refunded by Landlord to Tenant. Notwithstanding the foregoing, in the event Landlord shall provide Tenant with reasonably suitable substitute space, within a seven (7) mile radius of the Building, at a rental rate and additional rent rate not higher than that payable by Tenant prior to the fire or other casualty, then the six (6) month and three (3) month periods set forth in this Paragraph (B) above shall be extended to nine (9) months and six (6) months, respectively.

               (C) If a fire or other casualty shall so damage the Building that substantial alteration or reconstruction of the Building shall, in Landlord's opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), then in any of such events Landlord may, at its option, terminate this lease and the Term and estate hereby granted, by giving Tenant thirty (30) days notice of such termination within ninety (90) days after the date of such damage provided Landlord also terminates leases covering at least ninety (90%) percent of the usable area of the Building other than the Premises and such other leases being terminated by Landlord cover at least forty (40%) percent of the usable area of the entire Building. In the event that such notice of termination shall be given, this lease and the Term and estate hereby granted, shall terminate as of the date provided in such notice of termination (whether or not the Term shall have commenced) with the same effect as if that were the Expiration Date, and the Rent and additional rent shall be apportioned as of such date or sooner termination and any prepaid portion of Rent and additional rent for any period after such date shall be refunded by Landlord to Tenant.

               (D) Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage by fire or other casualty or the repair thereof. Landlord will not carry insurance of any kind on Tenant's property, and Landlord shall not be obligated to repair any damage thereto or replace the same.

               (E) This lease shall be considered an express agreement governing any case of damage to or destruction of the Building or any part thereof by fire or other casualty, and Section 227 of the Real Property Law of the State of New York providing for such a contingency in the absence of such express agreement, and any other law of like import now or hereafter enacted, shall have no application in such case.


                                    INSURANCE


           25. (A) Tenant shall not do anything, or suffer or permit anything to be done, in or about the Premises which shall (i) invalidate or be in conflict with the provisions of any fire or other insurance policies covering the Building or any property located therein, or (ii) result in a refusal by fire insurance companies of good standing to insure the Building or any such property in amounts reasonably satisfactory to Landlord, or (iii) subject Landlord to any liability or responsibility for injury to any person or property by reason of any activity being conducted in the Premises or (iv) cause any increase in the fire insurance rates applicable to the Building or equipment or other property located therein at the beginning of the Term or at any time thereafter. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or any similar body except to the extent such compliance results from a condition which existed on the day preceding the Term Commencement Date and which was not created or caused by Tenant. Landlord shall obtain and maintain throughout the Term of this lease fire and casualty insurance covering the Building for at least eighty (80%) percent of the insurable value of the Building.

               (B) If, by reason of any act or omission on the part of Tenant, the rate of fire insurance with extended coverage on the Building or equipment or other property of Landlord or any other tenant or occupant of the Building shall be higher than it otherwise would be, Tenant shall reimburse Landlord and all such other tenants or occupants, on demand, for the part of the premiums for fire insurance and extended coverage paid by Landlord and such other tenants or occupants because of such act or omission on the part of Tenant.

               (C) In the event that any dispute should arise between Landlord and Tenant concerning insurance rates, a schedule or make up of insurance rates for the Building or the Premises, as the case may be, issued by the New York Fire Insurance Rating Organization or other similar body making rates for fire insurance and extended coverage for the Premises concerned, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates with extended coverage then applicable to such Premises.

               (D) Tenant shall obtain and keep in full force and effect during the Term, at its own cost and expense, (i) Public Liability Insurance, such insurance to afford protection in an amount of not less than Three Million ($3,000,000) Dollars for injury or death arising out of any one occurrence, and Five Hundred Thousand ($500,000) Dollars for damage to property, protecting Landlord and Tenant as insureds against any and all claims for personal injury, death or property damage and (ii) Fire and Extended Coverage Insurance on Tenant's property, insuring against damage by fire, and such other risks and hazards as are insurable under present and future standard forms of fire and extended coverage insurance policies, to Tenant's property for the full insurable value thereof, protecting Landlord and Tenant as insureds.

               (E) Said insurance is to be written in form and substance reasonably satisfactory to Landlord by a good and solvent insurance company of recognized standing, admitted to do business in the State of New York, which shall be reasonably satisfactory to Landlord. Tenant shall procure, maintain and place such insurance and pay all premiums and charges therefor and upon failure to do so Landlord may, but shall not be obligated to, procure, maintain and place such insurance or make such payments, and in such event the Tenant agrees to pay the amount thereof, plus interest at the maximum rate permitted by law, to Landlord on demand and said sum shall be in each instance collectible as additional rent on the first day of the month following the date of payment by Landlord. Tenant shall cause to be included in all such insurance policies a provision to the effect that the same will be non-cancelable except upon twenty
(20) days written notice to Landlord. On the Term Commencement Date the original insurance policies or appropriate certificates shall be deposited with Landlord. Any renewals, replacements or endorsements thereto shall also be deposited with Landlord to the end that said insurance shall be in full force and effect during the Term.

               (F) Each party agrees to use its best efforts to include in each of its insurance policies (insuring the Building and Landlord's property therein, in the case of Landlord, and insuring Tenant's property, in the case of Tenant, against loss, damage or destruction by fire or other casualty) a waiver of the insurer's right of subrogation against the other party, or if such waiver should be unobtainable or unenforceable (i) an express agreement that such policy shall not be invalidated if the insured waives or has waived before the casualty, the right of recovery against any party responsible for a casualty covered by the policy, or (ii) any other form of permission for the release of the other party, or (iii) the inclusion of the other party as an additional insured, but not a party to whom any loss shall be payable. If such waiver, agreement or permission shall not be, or shall cease to be, obtainable without additional charge or at all, the insured party shall so notify the other party promptly after learning thereof. In such case, if the other party shall agree in writing to pay the insurer's additional charge therefor, such waiver, agreement or permission shall be included in the policy, or the other party shall be named as an additional insured in the policy, but not a party to whom any loss shall be payable. Each such policy which shall so name a party hereto as an additional insured shall contain, if obtainable, agreements by the insurer that the policy will not be cancelled without at least twenty (20) days prior notice to both insureds and that the act or omission of one insured will not invalidate the policy as to the other insured.

               (G) As long as Landlord's fire insurance policies then in force include the waiver of subrogation or agreement or permission to release liability referred to in Subsection (F) or name the Tenant as an additional insured, Landlord hereby waives (i) any obligation on the part of Tenant to make repairs to the Premises necessitated or occasioned by fire or other casualty that is an insured risk under such policies, and (ii) any right of recovery against Tenant, any other permitted occupant of the Premises, and any of their servants, employees, agents or contractors, for any loss occasioned by fire or other casualty that is an insured risk under such policies. In the event that at any time Landlord's fire insurance carriers shall not include such or similar provisions in Landlord's fire insurance policies, the waivers set forth in the foregoing sentence shall be deemed of no further force or effect.

               (H) As long as Tenant's fire insurance policies then in force include the waiver of subrogation or agreement or permission to release liability referred to in Subsection (F), or name the Landlord as an additional insured, Tenant hereby waives (and agrees to cause any other permitted occupants of the Premises to execute and deliver to Landlord written instruments waiving) any right of recovery against Landlord, any other tenants or occupants of the Building, and any servants, employees, agents or contractors of Landlord or of any such other tenants or occupants, for any loss. occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time Tenant's fire insurance carriers shall not include such or similar provisions in Tenant's fire insurance policies, the waiver set forth in the foregoing sentence shall, upon notice given by Tenant to Landlord, be deemed of no further force or effect with respect to any insured risks under such policy from and after the giving of such notice. During any period while the foregoing waiver of right of recovery is in effect, Tenant, or any other permitted occupant of the Premises, as the case may be, shall look solely to the proceeds of such policies to compensate Tenant or such other permitted occupant for any loss occasioned by fire or other casualty which is an insured risk under such policies.


                                 EMINENT DOMAIN


           26. (A) In the event that the whole of the Demised Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this lease and the Term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. In the event that only a part of the Demised Premises shall be so condemned or taken, then effective as of the date of vesting of title, the Rent hereunder shall be abated in an amount thereof apportioned according to the area of the Demised Premises so condemned or taken. In the event that a substantial part of the Building or the parking servicing same shall be so condemned or taken, then (i) Landlord (whether or not the Demised Premises be affected) may, at its option, terminate this lease and the Term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within sixty (60) days following the date on which Landlord shall have received notice of vesting of title, and
(ii) if such condemnation or taking shall be of a substantial part of the Demised Premises or a substantial part of the means of access thereto or a substantial part of the parking area servicing the Demised Premises, Tenant shall have the right, by delivery of notice in writing to Landlord within sixty
(60) days following the date on which Tenant shall have received notice of vesting of title, to terminate this lease and the Term and estate hereby granted as of the date of vesting of title, except that Landlord shall have the right to render such termination notice null and void if, within sixty (60) days after Landlord's receipt of such notice, Landlord shall advise Tenant of its intention to provide Tenant with substitute access or parking, as the case may be, of substantially the same convenience as the access or parking being taken and Landlord shall, prior to the vesting of such taking, provide Tenant with such substitute access or parking; or (iii) if neither Landlord nor Tenant elects to terminate this lease, as aforesaid, this lease shall be and remain unaffected by such condemnation or taking, except that the Rent shall be abated to the extent, if any, hereinabove provided in this Article 26. In the event that only a part of the Demised Premises shall be so condemned or taken and this lease and the Term and estate hereby granted are not terminated as hereinbefore provided, Landlord will, at its expense, restore the remaining portion of the Demised Premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

               (B) In the event of a termination in any of the cases hereinabove provided, this lease and the Term and estate granted shall expire as of the date of such termination with the same effect as if that were the date hereinbefore set for the expiration of the Term of this lease, and the Rent hereunder shall be apportioned as of such date.

               (C) In the event of any condemnation or taking hereinabove mentioned of all or part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award, except that the Tenant may file a separate claim in a separate proceeding for any taking of nonmovable fixtures owned by Tenant and for moving expenses incurred by Tenant and leasehold improvements paid for by Tenant. It is expressly understood and agreed that the provisions of this Article 26 shall not be applicable to any condemnation or taking for governmental occupancy for a limited period.


                            NONLIABILITY OF LANDLORD


           27. (A) If  Landlord or a  successor  in  interest  is an  individual
(which term as used herein includes aggregates of individuals, such as joint ventures, general or limited partnerships or associations), such individual shall be under no personal liability with respect to any of the provisions of this lease, and if such individual hereto is in breach or default with respect to its obligations under this lease, Tenant shall look solely to the equity of such individual in the land and Building of which the Demised Premises form a part for the satisfaction of Tenant's remedies and in no event shall Tenant attempt to secure any personal judgment against any such individual or any partner, employee or agent of Landlord by reason of such default by Landlord.

               (B) The word "Landlord" as used herein means only the owner of the landlord's interest for the time being in the land and Building (or the owners of a lease of the Building or of the land and Building) of which the Premises form a part, and in the event of any sale of the Building and land of which the Demised Premises form a part, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder arising after the date of such sale and, it shall be deemed and construed without further agreement between the parties or between the parties and the purchaser of the Premises, that such purchaser has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.


                                     DEFAULT


           28. (A) Upon the occurrence, at any time prior to or during the Demised Term, of any one or more of the following events (referred to as "Events of Default"):

                    (i) If Tenant shall default in the payment when due of any installment of Rent or in the payment when due of any additional rent, and such default shall continue for a period of ten (10) days after notice by Landlord to Tenant of such default; or

                   (ii) If Tenant shall default in the observance or performance of any term, covenant or condition of this lease on Tenant's part to be observed or performed (other than the covenants for the payment of Rent and additional rent) and Tenant shall fail to remedy such default within thirty (30) days after notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of thirty (30) days and Tenant shall not commence within said period of thirty (30) days, or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default; or

                  (iii) If Tenant shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated a bankrupt or become insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy code or any other present or future applicable federal, state or other statute or law, or shall make an assignment for the benefit of creditors or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of Tenant's property; or

                   (iv) If, within sixty (60) days after the commencement of any proceeding against Tenant, whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy code or any other present or future applicable federal, state or other statute or law, such proceedings shall not have been dismissed, or if, within sixty (60) days after the appointment or any trustee, receiver or liquidator of Tenant, or of all or any part of Tenant's property, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant's property pursuant to which the Demised Premises shall be taken or occupied or attempted to be taken or occupied; or

                    (v) If Tenant shall default in the observance or performance of any term, covenant or condition on Tenant's part to be observed or performed under any other lease with Landlord in the Building and such default shall continue beyond any grace period set forth in such other lease for the remedying of such default; or

                   (vi) If seventy (70%) percent or more of the Demised Premises shall become deserted or abandoned for a period of thirty (30) consecutive days; or

                  (vii) If Tenant's interest in this lease shall devolve upon or pass to any person, whether by operation of law or otherwise, except as expressly permitted under Article 20;

               Then, upon the occurrence, at anytime prior to or during the Demised Term, of any one or more of such Events of Default, Landlord, at any time thereafter, at Landlord's option, may give to Tenant a five (5) days' notice of termination of this lease and, in the event such notice is given, this lease and the Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 30.

               (B) If, at any time (i) Tenant shall be comprised of two (2) or more persons, or (ii) Tenant's obligations under this lease shall have been guaranteed by any person other than

Tenant, or (iii) Tenant's interest in this lease shall have been assigned, the word "Tenant", as used in subsection (iii) and (iv) of Section 28(A), shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this lease. Any monies received by Landlord from or on behalf of Tenant during the pendency of any proceeding of the types referred to in said subsections (iii) and (iv) shall be deemed paid as compensation for the use and occupation of the Demised Premises and the acceptance of such compensation by Landlord shall not be deemed an acceptance of Rent or a waiver on the part of Landlord of any rights under Section 28(A).


                             TERMINATION ON DEFAULT


           29. (A) If Tenant shall default in the payment when due of any installment of rent or in the payment when due of any additional rent and such default shall continue for a period of ten (10) days after notice by Landlord to Tenant of such default, or if this lease and the Demised Term shall expire and come to an end as provided in Article 28:

                    (i) Landlord and its agents and servants may immediately, or at any time after such default or after the date upon which this lease and the Demised Term shall expire and come to an end, re-enter the Demised Premises or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding, or by force or other means provided such force or other means are lawful (without being liable to indictment, prosecution or damages therefor), and may repossess the Demised Premises and dispossess Tenant and any other persons from the Demised Premises and remove any and all of their property and effects from the Demised Premises; and

                   (ii) Landlord, at Landlord's option, may relet the whole or any part or parts of the Demised Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord, in its sole discretion, may determine. Landlord will make reasonable efforts to relet the Demised Premises or any part thereof and shall in no event be liable for failure to relet the Demised Premises or any part thereof, or, in the event of any such reletting, for failure to collect any rent due upon any such reletting, and no such failure shall operate to relieve Tenant of any liability under this lease or otherwise to affect any such liability; Landlord, at Landlord's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Demised Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this lease or otherwise affecting any such liability.

               (B) Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Demised Premises, or to re-enter or repossess the Demised Premises, or to restore the operation of this lease, after
(i) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Landlord permitted by law, or (iii) any expiration or termination of this lease and the Demised Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this lease provided it's permitted by law. In the event of a breach or threatened breach by Tenant or any persons claiming through or under Tenant, of any term, covenant or condition of this lease on Tenant's part to be observed or performed, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceeding and other special remedies were not provided in this lease for such breach. The rights to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.


                                     DAMAGES


           30. (A) If this lease and the Demised Term shall expire and come to an end as provided in Article 28 or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the Demised Premises as provided in Article 29 or by or under any summary proceedings or any other action or proceeding, then, in any of said events:

                   (i) Tenant shall pay to Landlord all Rent, additional rent and other charges payable under this lease by Tenant to Landlord to the date upon which this lease and the Demised Term shall have expired and come to an end or to the date of re-entry upon the Demised Premises by Landlord, as the case may be; and

                  (ii) Tenant shall also be liable for and shall pay to Landlord, as damages, any deficiency (referred to as "Deficiency") between the Rent and additional rent reserved in this lease for the period which otherwise would have constituted the unexpired portion of the Demised Tent and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Section 29(A) for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's expenses in connection with the termination of this lease or Landlord's re-entry upon the Demised Premises and with such reletting including, but not limited to, all repossession costs, customary and usual brokerage commissions, legal expenses, reasonable attorneys' fees, alteration costs and other expenses of preparing the Demised Premises for such reletting). Any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this lease for payment of installments of Rent. Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's rights to collect the Deficiency for any subsequent month by a similar proceeding; and

               (B) If the Demised Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Article 30. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the rent reserved in this lease. Solely for the purposes of this Article, the term "Rent" as used in Section 30(A) shall mean the rent in effect immediately prior to the date upon which this lease and the Demised Term shall have expired and come to an end, or the date of re-entry upon the Demised Premises by Landlord, as the case may be, plus any additional rent payable pursuant to the provisions of Article 11 for the Escalation Year (as defined in Article 11) immediately preceding such event. Nothing contained in Articles 28 and 29 of this lease shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in Section 30(A).


                                SUMS DUE LANDLORD


           31. If Tenant shall default in the performance of any covenants on Tenant's part to be performed under this lease, Landlord may immediately, or at anytime thereafter, with notice, and without thereby waiving such default, perform the same for the account of Tenant and at the expense of Tenant. If Landlord at any time is compelled to pay or elects to pay any sum of money, or do any act which will require the payment of any sum of money by reason of the failure of Tenant to comply with any provision hereof, or, if Landlord is compelled to or elects to incur any expense, including reasonable attorneys' fees, instituting, prosecuting and/or defending any action or proceeding instituted by reason of any default of Tenant hereunder, the sum or sums so paid by Landlord, with all interest, costs and damages, shall be deemed to be additional rent hereunder and shall be due from Tenant to Landlord on the first day of the month following the incurring of such respective expenses or, at Landlord's option, on the first day of any subsequent month. Any sum of money (other than Rent) accruing from Tenant to Landlord pursuant to any provisions of this lease, including, but not limited to, the provisions of Schedule C, whether prior to or after the Term Commencement Date, may, at Landlord's option, be deemed additional rent, and Landlord shall have the same remedies for Tenant's failure to pay any item of additional rent when due as for Tenant's failure to pay any installment of Rent when due. Tenant's obligations under this Article shall survive the expiration or sooner termination of the Demised Term. In any case in which the Rent or additional rent is not paid within ten (10) days of the day when same is due, Tenant shall pay a late charge equal to 8-1/2 cents for each dollar so due. This late payment charge is intended to compensate Landlord for its additional administrative costs resulting from Tenant's failure to pay in a timely manner and has been agreed upon by Landlord and Tenant as a reasonable estimate of the additional administrative costs that will be incurred by Landlord as a result of Tenant's failure as the actual cost in each instance is extremely difficult, if not impossible, to determine. This late payment charge will constitute liquidated damages and will be paid to Landlord together with such unpaid amounts. The payment of this late payment charge will not constitute a waiver by Landlord of any default by Tenant under this lease.


                                    NO WAIVER


           32. No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said Demised Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Demised Premises prior to the termination of this lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of this lease or a surrender of the Demised Premises. In the event Tenant shall at any time desire to have Landlord underlet the Demised Premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purposes without releasing Tenant from any of the obligations under this lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such underletting. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenants or conditions of this lease, or any of the Rules and Regulations annexed hereto and made a part hereof or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a wavier of such breach. The failure of a party to enforce any of the Rules and Regulations annexed hereto and made a part hereof, or hereafter adopted, against the other party and/or, in Landlord's case, against any other tenant in the Building, shall not be deemed a waiver of any such Rules and Regulations. No provision of this lease shall be deemed to have been waived by a party, unless such waiver be in writing signed by that party. No payment by Tenant or receipt by Landlord of a lesser amount then the monthly Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment of Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this lease provided.


                             WAIVER OF TRIAL BY JURY


           33. To the extent such waiver is permitted by law, Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by Landlord or Tenant against the other on any matter whatsoever arising out of or in any way connected with this lease, the relationship of landlord and tenant, the use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant, any claim of injury or damage, and any emergency or other statutory remedy. The provisions of the foregoing sentence shall survive the expiration or any sooner termination of the Demised Term. If Landlord commences any summary proceeding for nonpayment, Tenant agrees not to interpose any counterclaim of whatever nature or description in any such proceeding or to consolidate such proceeding with any other proceeding.

               Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord's obtaining possession of the Demised Premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease or otherwise.


                                     NOTICES


           34. Except as otherwise expressly provided in this lease, any bills, statements, notices, demands, requests or other communications (other than bills, statements or notices given in the regular course of business) given or required to be given under this lease shall be effective only if rendered or given in writing, sent by regular, registered or certified mail (return receipt requested), addressed (A) to Tenant (to the attention of Tenant's Chief Financial Officer) (i) at Tenant's address set forth in this lease if mailed prior to Tenant's taking possession of the Demised Premises, or (ii) at the Building if mailed subsequent to Tenant's taking possession of the Demised Premises, or (iii) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the Demised Premises, or (B) to Landlord (to the attention of Landlord's Chief Financial Officer) at Landlord's address set forth in this lease, or (C) addressed to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Article. Any such bills, statements, notices, demands, requests or other communications shall be deemed to have been rendered or given on the third day after it is mailed as provided in this Article.


                              INABILITY TO PERFORM


           35. (A) (i) Except as otherwise provided in this lease, if, by reason of strikes or other labor disputes, fire or other casualty, accidents, orders or regulations of any Federal, State, County or Municipal authority, or any other cause beyond Landlord's reasonable control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated, Landlord is unable to furnish or is delayed in furnishing any utility or service required to be furnished by Landlord under the provisions of this lease or any collateral instrument or is unable to perform or make or is delayed in performing or making any installations, decorations, repairs, alterations, additions or improvements, whether or not required to be performed or made under this lease, or under any collateral instrument, or is unable to fulfill or is delayed in fulfilling any of Landlord's other obligations under this lease, or any collateral instrument, no such inability or delay shall entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this lease, or impose any liability upon Landlord or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise except that Landlord shall be subject to a claim for damages to Tenant (without a right of setoff against Rent or additional rent) if such inconvenience, injury or interruption is caused by Landlord's negligence.

                  (ii) If, by reason of strikes or other labor disputes, fire or other casualty, accidents, orders or regulations of any Federal, State, County or Municipal authority, or any other cause beyond Tenant's reasonable control, Tenant is unable to perform or is delayed in performance of its obligations under this lease, except obligations which may be met by the payment of a sum of money, no such inability or delay on the part of Tenant shall impose any liability upon Tenant.

                 (iii) Notwithstanding the foregoing, if delays in performance permitted above by either party shall exceed ninety (90) days, each party hereunder shall have the remedies against the other party for such default otherwise permitted under this lease or otherwise permitted at law or equity to the extent not limited by this lease.

                             INTERRUPTION OF SERVICE


               (B) Landlord reserves the right to stop the services of the air conditioning, elevator, escalator, plumbing, electrical or other mechanical systems or facilities in the Building when necessary by reason of accident or emergency, or for repairs, alterations or replacements, which, in the reasonable judgment of Landlord are necessary, until such repairs, alterations or replacements shall have been completed. The exercise of such rights by Landlord shall not entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise except that Landlord shall be subject to a claim for damages to Tenant (without a right of rent setoff) if such injury to or interruption of Tenant's business is caused by Landlord's negligence. Landlord shall use reasonable efforts to diligently and promptly complete repairs, alterations and replacements made pursuant to this Paragraph (B) (but such obligation shall not require Landlord to use overtime or after hour services unless Tenant shall pay the additional cost for such services).


                       CONDITIONS OF LANDLORD'S LIABILITY


               (C) (i) In addition to the requirements for constructive eviction imposed by law, Tenant shall not be entitled to claim a constructive eviction from the Demised Premises unless Tenant shall have first notified Landlord of the condition or conditions giving rise thereto, and if the complaints be justified, unless Landlord shall have failed to remedy such conditions within a reasonable time after receipt of such notice.

                  (ii) If Landlord shall be unable to give possession of the Demised Premises on any date specified for the commencement of the term by reason of the fact that the Premises have not been sufficiently completed to make the Premises ready for occupancy, or for any other reason, Landlord shall not be subject to any liability for the failure to give possession on said date, nor shall such failure in any way affect the validity of this lease or the obligations of Tenant hereunder except that Tenant shall be entitled to the remedies set forth in Article 5(E) above, and Landlord shall be subject to a claim for damages to Tenant (without a right of setoff against Rent or additional rent except as specifically permitted under this lease) if such failure to give possession is caused by Landlord's negligence.


                           TENANT'S TAKING POSSESSION


               (D) (i) Tenant, by entering into occupancy of the Premises, shall be conclusively deemed to have agreed that Landlord, up to the time of such occupancy has performed all of its obligations hereunder and that the Premises were in satisfactory condition as of the date of such occupancy, unless, with respect to those defects of which it has actual knowledge, Tenant, within sixty
(60) days after such date, shall have given written notice to Landlord specifying the respects in which the same were not in such condition.

                  (ii) Subject to Landlord's prior written consent, if Tenant shall use or occupy all or any part of the space in the Demised Premises prior to the Term Commencement

Date, such use or occupancy shall be deemed to be under all of the terms, covenants and conditions of this lease, except that Tenant shall not be required to pay annual minimum rent during such period. If Tenant shall be permitted by Landlord to so occupy any portion of the Demised Premises prior to the Term Commencement Date, Tenant shall not interfere with the performance by Landlord or the Contractor of Tenant's Initial Construction or other work being performed by Landlord or the Contractor in the Demised Premises.


                                ENTIRE AGREEMENT


           36. This lease (including the Schedules and Exhibits annexed hereto) contains the entire agreement between the parties and all prior negotiations and agreements are merged herein. Tenant hereby acknowledges that neither Landlord nor Landlord's agent or representative has made any representations or statements, or promises, upon which Tenant has relied, regarding any matter or thing relating to the Building, the land allocated to it (including the parking area) or the Demised Premises, or any other matter whatsoever, except as is expressly set forth in this lease, including, but without limiting the generality of the foregoing, any statement, representation or promise as to the fitness of the Demised Premises for any particular use, the services to be rendered to the Demised Premises, or the prospective amount of any item of additional rent. No oral or written statement, representation or promise whatsoever with respect to the foregoing or any other matter made by Landlord, its agents or any broker, whether contained in an affidavit, information circular, or otherwise, shall be binding upon the Landlord unless expressly set forth in this lease. No rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this lease. This lease may not be changed, modified or discharged, in whole or in part, orally, and no executory agreement shall be effective to change, modify or discharge, in whole or in part, this lease or any obligations under this lease, unless such agreement is set forth in a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought. All references in this lease to the consent or approval of Landlord shall be deemed to mean the written consent of Landlord, or the written approval of Landlord, as the case may be, and no consent or approval of Landlord shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Landlord.


                                   DEFINITIONS


           37. The words "re-enter", "re-entry", and "re-entered" as used in this lease are not restricted to their technical legal meanings. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 6 hereof), Sundays and all days observed by the State or Federal Government as legal holidays. The terms "person" and "persons" as used in this lease shall be deemed to include natural persons, firms, corporations, partnerships, associations and any other private or public entities, whether any of the foregoing are acting on their behalf or in a representative capacity. The various terms which are defined in other Articles of this lease or are defined in Schedules or Exhibits annexed hereto, shall have the meanings specified in such other Articles, Exhibits and Schedules for all purposes of this lease and all agreements supplemental thereto, unless the context clearly indicates the contrary.

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


                               PARTNERSHIP TENANT


           38. If Tenant is a partnership (or is comprised of two (2) or more persons, individually or as co-partners of a partnership) or if Tenant's interest in this lease shall be assigned to a partnership (or to two (2) or more persons, individually or as co-partners of a partnership) pursuant to Article 20 (any such partnership and such persons are referred to in this Section as "Partnership Tenant"), the following provisions of this Section shall apply to such Partnership Tenant: (a) the liability of each of the parties comprising Partnership Tenant shall be joint and several, and (b) each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any modifications of this lease which may hereafter be made, and by any notices, demands, requests or other communications which may hereafter be given, by Partnership Tenant or by any of the parties comprising Partnership Tenant, and (c) any bills, statements, notices, demands, requests and other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties, and (d) if Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed, and (e) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of subdivision (d) of this Section).


                            SUCCESSORS, ASSIGNS, ETC.


           39. The terms, covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this lease, their respective assigns.


                                     BROKER


           40. Tenant and Landlord each represent to the other that this lease was brought about by Real Estate Strategies, Ltd. as broker and all negotiations with respect to this lease were conducted exclusively with said broker. Each party agrees that if any claim is made for commissions by any other broker through or on account of any acts of a party, that party will hold the other free and harmless from any and all liabilities and expenses in connection therewith, including reasonable attorney's fees.

                                    CAPTIONS


           41. The captions in this lease are included only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.


                               NOTICE OF ACCIDENTS


           42. Tenant shall give notice to Landlord, promptly after Tenant learns thereof, of (i) any accident in or about the Premises, (ii) all fires and other casualties within the Premises, (iii) all damages to or defects in the Premises, including the fixtures, equipment and appurtenances thereof for the repair of which Landlord might be responsible, and (iv) all damage to or defects in any parts or appurtenances of the Building's sanitary, electrical, heating, ventilating, air-conditioning, elevator and other systems located in or passing through the Premises or any part thereof.


                        TENANT'S AUTHORITY TO ENTER LEASE


           43. In the event that Landlord or Tenant hereunder is a corporation, Landlord and/or Tenant, as the case may be, represents that the officer or officers executing this lease have the requisite authority to do so. Tenant agrees to give Landlord written notice of any change in the ownership of the majority of the outstanding capital stock of Tenant or any change in the ownership of the majority of the assets of Tenant as soon as legally permitted after the occurrence thereof once same is announced to the public.


                                 RENEWAL OPTION


           44. Tenant shall have the right, to be exercised as hereinafter provided, to extend the term of this lease for three (3) periods of five (5) years each (hereinafter referred to individually as the "Renewal Term") upon the following terms and conditions:

                (A) That at the time of the exercise of each such right and at the commencement of each Renewal Term, Tenant shall not be in default in the performance of any of the terms, covenants or conditions which Tenant is required to perform under this lease beyond any applicable notice and cure period provided herein for the cure hereof.

                (B) That Tenant shall notify Landlord in writing of Tenant's election to exercise its option with respect to the applicable Renewal Term at least one (1) year prior to the expiration of the then current term or Renewal Term, as the case may be.

                (C) That each Renewal Term shall be upon the same terms, covenants and conditions as in this lease provided, except that (a) there shall be no further option to extend this lease beyond the three (3) Renewal Terms referred to above; (b) the Premises shall be delivered at the beginning of each Renewal Term in its then "as is" condition; and (c) the Rent to be paid by Tenant during each Renewal Term shall be as follows:

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

                During the first year of each Renewal Term, the Rent shall be ninety (90%) percent of the then fair market annual minimum rent being received by Landlord for comparable size space in the Building, but in no event less than the Rent payable under this lease for the Lease Year immediately preceding the applicable Renewal Term. In the event a portion of the Demised Premises is in 1660 Walt Whitman Road (by reason of Tenant's taking over Offer Space in such building pursuant to Article 45 below), the Rent applicable to such space shall be ninety (90%) percent of the then fair market annual minimum rent being received by Landlord for comparable size space in that building, but in no event less than the Rent payable under this lease (or a separate lease covering such space) for the Lease Year immediately preceding the applicable Renewal Term. The Rent applicable to the Renewal Term shall be payable in equal monthly installments.

                During each of the second through fifth years of each Renewal Term, the Rent shall be increased by three (3%) percent per year over the Rent payable for the prior year. Said sums shall be payable in equal monthly installments.

                "Fair market  annual  minimum rent" shall mean the rate Landlord generally receives or that is received for comparable space in the Building or 1660 Walt Whitman Road, whichever is applicable. In determining fair market annual minimum rent, no adjustment shall be made in consideration of and Tenant shall not be entitled to a credit for Tenant improvements, brokerage commissions, rent concessions and other concessions which Landlord may from time to time offer to other tenants. Landlord shall determine the fair market annual minimum rent on the basis of the foregoing criteria. In the event Tenant disputes Landlord's determination of fair market annual minimum rent, Tenant, by written demand, may commence arbitration strictly in accordance with the terms and conditions of this Subparagraph. The sole issue to be determined by such arbitration shall be the fair market annual minimum rent to be charged in accordance with this Subparagraph. Such written demand shall contain the name and address of the arbitrator appointed by Tenant. Within ten (10) days after its receipt of the written demand, Landlord will give Tenant written notice of the name and address of its arbitrator. Within ten (10) days after the date of the appointment of the second arbitrator, the two (2) arbitrators will meet. If the two (2) arbitrators are unable to agree on the fair market annual minimum rent as provided herein within ten (10) days after their first meeting, they will select a third arbitrator. The third arbitrator will be designated as chairman and will immediately give Landlord and Tenant written notice of its appointment. The three (3) arbitrators will meet within ten (10) days after the appointment of the third arbitrator. If they are unable to agree on the fair market annual minimum rent within ten (10) days after their first meeting, the third arbitrator will select a time, date and place for a hearing and will give Landlord and Tenant thirty (30) days prior written notice of it. The date for the hearing will not be more than sixty (60) days after the date of appointment of the third arbitrator. The arbitrators must be licensed real estate appraisers with at least five (5) years experience in the Nassau/Suffolk real estate market. No arbitrator may be an active real estate broker. The arbitration will be governed by the laws of the State of New York and, when not in conflict with such law, by the general procedures in the commercial arbitration rules of the American Arbitration Association. The arbitrators will not have the power to add to, modify, detract from or alter in any way the provisions of this lease or any amendments or supplements to this lease. The arbitrators will not have any power to decide or consider anything other than the specific issue of the fair market annual minimum rent in accordance with the terms of this lease. The written decision of at least two (2) arbitrators will be conclusive and binding upon

Landlord and Tenant. No arbitrator is authorized to make an award for damages of any kind, including, without limitation, an award for punitive, exemplary, consequential or incidental damages. Landlord and Tenant will each pay for the services of its appointees, attorneys and witnesses plus one-half of the fees of the third arbitrator and of all other proper costs relating to the arbitration. The decision of the arbitrators will be final and non-appealable and may be enforced according to the laws of the State of New York. Notwithstanding anything to the contrary contained herein, in the event Tenant disputes Landlord's determination of the fair market annual minimum rent, Tenant shall nevertheless continue to pay Rent at the same rate then being paid under this lease. In the event the Rent as determined hereunder is at variance with the Rent being paid by Tenant, Tenant shall either pay the difference in a lump sum or receive a credit as the case may be.

                This Renewal Option is personal to Choicecare Long Island, Inc. and is non-transferable by operation of law or otherwise except to an assignee of Tenant approved by Landlord pursuant to this lease or other transferee permitted pursuant to this lease.


                              RIGHT OF FIRST OFFER


           45. Whenever space (the "Offer Space") becomes available in the Building or in 1660 Walt Whitman Road (provided Landlord still owns such building), and subject to the existing rights of first offer or refusal with respect to applicable space held by existing tenants of such buildings, Landlord will notify Tenant of the availability of the Offer Space and the annual minimum rental rate for same which shall be equal to the minimum annual rental rate (on a per square basis) then payable by Tenant for the Demised Premises.

                Landlord's notice of the availability of the Offer Space (the "Offer Notice") shall contain the minimum annual rent which will be required to be paid for the Offer Space. If, within thirty (30) days after receipt of the Offer Notice, Tenant shall notify Landlord in writing (the "Acceptance Notice") that Tenant agrees to lease the Offer Space for a term of not less than five (5) years with a rental commencing at the minimum annual rental rate stated in the Offer Notice, Landlord and Tenant will execute a separate lease or lease modification agreement covering the Offer Space, at Landlord's option (except that if the Offer Space is located in 1660 Walt Whitman Road, the parties hereto agree a new lease shall be used), within twenty (20) days thereafter which lease or lease modification agreement shall be on all of the same terms as this lease except:

                (A) The term of the lease with respect to the Offer Space shall commence upon substantial completion of Landlord's Work (hereinafter defined) pursuant to the following schedule: Tenant shall deliver to Landlord its Program of Space Requirements for the Offer Space no later than thirty (30) days after Tenant shall have given Landlord the Acceptance Notice. The term "Program of Space Requirements" as used in this Article 45 shall include (a) the number, size and location of rooms required by Tenant, including, without limitation, offices, conference rooms and file areas; (b) the number, size and location of work stations Tenant requires in the open bullpen area; and (c) a description of its power, data and telephone requirements including the number and location of outlets for such services. Landlord shall prepare preliminary plans on the basis of Tenant's Program of Space Requirements within fourteen (14) days after Tenant shall deliver its Program of Space Requirements to Landlord. Tenant shall comment on Landlord's preliminary plans and approve such plans, subject to such comments, within seven (7) days after Tenant's receipt of such preliminary plans from Landlord. Landlord shall prepare working plans on the basis of such approved preliminary plans within thirty (30) days after Tenant shall have so approved such preliminary plans and delivered such approval to Landlord. Tenant shall comment on Landlord's working plans and approve such working plans, subject to such comments, within (10) days after its receipt of Landlord's working plans. Landlord shall substantially complete the work described in Paragraph (E) below in the Offer Space within ninety (90) days after Tenant shall have so approved Landlord's working plans and delivered such approval to Landlord.

                    (ii) The term of this lease with respect to the Offer Space shall expire five (5) years after the last day of the month in which such term shall have commenced pursuant to the foregoing paragraph. In addition, in the event the term of this lease with respect to the Offer Space extends beyond the Expiration Date of this lease, then the lease or lease modification agreement relating to the Offer Space shall extend the term of this lease as to the balance of the Demised Premises so that it is coterminous with the end of the term relating to the Offer Space. The Rent payable with respect to the balance of the Demised Premises during such extension shall be that then applicable to such space plus the three (3%) percent annual increases that would be applicable thereto if such extension were part of the then current term of this lease, and the additional rent payable with respect to the balance of the Demised Premises during such extension shall be determined as if such extension were part of the then current term of this lease.

                (B) The annual minimum rental rate for the Offer Space for the first Lease Year of such term shall be the rental rate stated in the Landlord's Offer Notice as set forth above and the annual minimum rental rate for each subsequent Lease Year shall be three (3%) percent more than the annual minimum rental rate payable for the applicable Offer Space for the preceding Lease Year.

                (C) Tenant's Proportionate Share shall be increased on a building by building basis so that it equals the ratio which the Demised Premises (inclusive of the Offer Space) located in the building in question bears to the total area of the building in question.

                (D) The number of parking spaces and directory listings shall be increased proportionately, on a building by building basis, to reflect the addition of the Offer Space.

                (E) Landlord shall perform work in the Offer Space pursuant to the specifications set forth in Schedule E hereto ("Landlord's Work"). Tenant's obligation to pay Rent and additional rent with respect to the Offer Space shall commence upon substantial completion by Landlord of Landlord's Work therein, but the commencement of such Rent and additional rent obligation shall be accelerated by any delays in substantial completion caused by Tenant as set forth in Paragraph (F) below.

                (F) For purposes of this Article 45, the term "substantially completed" shall mean when the only items to be completed are those which do not materially interfere with the Tenant's use and occupancy of the Demised Premises (including, without limitation, minor construction details, mechanical adjustments and decorations). The commencement of the Term and Tenant's obligation to pay Rent with respect to the Offer Space shall commence upon Landlord's substantial completion of Landlord's Work in the Offer Space; but if Landlord shall be delayed in such "substantial completion" as a result of (i) Tenant's failure to furnish its Program of Space Requirements or to approve Landlord's preliminary or working plans within the time schedules set forth above; (ii) Tenant's request for materials, finishes or installations other than Landlord's standard; (iii) Tenant's changes in its Program of Space Requirements or Landlord's preliminary or working plans; or (iv) the performance or completion of any work, labor or services by a party employed by Tenant; then the commencement of the Term of this lease and the payment of Rent hereunder with respect to the space in question shall be accelerated by the number of days of such delay.

                (G) This Right of First Offer is personal to Choicecare Long Island, Inc. and is nontransferable by operation of law or otherwise except to an assignee of Tenant approved by Landlord pursuant to this lease or other transferee permitted pursuant to this lease.


                              BUILDING IMPROVEMENTS


           46. As soon as reasonably possible after execution of this lease, Landlord will perform, at its expense and as set forth in Schedule "E", the following work in the Building:

               (A) Renovate the lobby;

               (B) Renovate and redecorate the bathrooms; and

               (C) If the Demised Premises are currently serviced by electric heating units, convert the Demised Premises from electric heat to gas heat.


                               REASONABLE CONSENT


           47. Except as otherwise expressly set forth herein, whenever Tenant is required to obtain Landlord's consent hereunder, Landlord agrees that said consent shall not be unreasonably withheld or delayed.


                                TENANT'S REMEDY


           48. In addition to the other remedies specifically provided in this lease or at law or equity to the extent not limited by this lease, and subject to the delays permitted under Article 35(A) above, in the event Landlord shall fail to perform in a timely manner any obligation of Landlord under this lease and Landlord shall fail to cure such default within thirty (30) days after receipt from Tenant of written notice of such default (or, if such default cannot reasonably be cured within such thirty (30) day period, Landlord shall have failed to commence the cure of such default within such thirty (30) day period and thereafter diligently pursued such cure to completion), then Tenant shall have the right to cure such default and shall have a claim for damages against Landlord in the amount it shall have reasonably expended in connection with such cure (without a right of setoff against Rent or additional rent).

                                  ROOF ANTENNA


           49. Provided Tenant shall comply with the requirements of Article 14 above, Tenant shall have the right, at its expense, to install up to two (2) telecommunications antennas on the roof of the Building which shall in no event extend higher than ten (10) feet above the level of the Building's roof. In addition to the other requirements of Article 14, Tenant shall indemnify and hold Landlord harmless from any claim, damage, liability or expense, including reasonable attorney fees, caused by Tenant's installation of such antennas, including, without limitation, any leaks caused thereby. Prior to the expiration or termination of this lease, Tenant, shall, at Landlord's option, remove such antennas from the Building and repair in a workmanlike manner any damage caused to the roof or any other portion of the Building.

                     IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Landlord:                       RECKSON OPERATING PARTNERSHIP,
                                            L.P.

                                            By:  RECKSON ASSOCIATES
                                                 REALTY CORP.


                                            By:_________________________________

Witness for Tenant:                         CHOICECARE LONG ISLAND, INC.


                                            By:_________________________________

      STATE OF NEW YORK  )
                         )       ss.:
      COUNTY OF          )


                     On this ________ day of __________________, 1995, before me personally came _____________________________ to me known, who, being by me duly sworn did depose and say that he resides at ______________________________, that he is the _________________ of ______________________________, the corporation described in and which executed the foregoing instrument as "Tenant"; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.



                                         ---------------------------------------
                                         Notary Public